OCTOBER 31, 1996

                                     ANNUAL
                                     REPORT

                                  RETAIL CLASS

                                 PORTICO FUNDS

                                   SHORT-TERM
                                BOND MARKET FUND

                                  INTERMEDIATE
                                BOND MARKET FUND

                                   TAX-EXEMPT
                             INTERMEDIATE BOND FUND

                                      BOND
                                 IMMDEX/TM FUND




                              NOTICE TO INVESTORS

- Shares of Portico Funds:

 - ARE NOT INSURED BY THE FDIC, the US Government or any other governmental agency;

 - are not bank deposits or obligations of or guaranteed by Firstar Bank, its parent company or its affiliates;

 -   are subject to investment risks, including possible loss of principal; and

 - are offered by B.C. Ziegler and Company, member NASD, SIPC, and an independent third-party distributor.

- Firstar Bank affiliates serve as investment adviser, custodian, transfer agent, administrator, and accounting services agent and receive compensation for such services as disclosed in the current prospectus.



TABLE OF CONTENTS
                                                                  Page(s)
SHAREOWNER LETTER...................................................1-2
CONTROLLING THE ROLLER COASTER RIDE OF INTEREST RATES...............3-7
LOOKING AHEAD - THE FORECAST.........................................7
SHORT-TERM BOND MARKET FUND REVIEW..................................8-9
INTERMEDIATE BOND MARKET FUND REVIEW...............................10-11
TAX-EXEMPT INTERMEDIATE BOND FUND REVIEW...........................12-13
BOND IMMDEX/TM FUND REVIEW.........................................14-15
STATEMENT OF ASSETS AND LIABILITIES..................................16
STATEMENT OF OPERATIONS..............................................17
STATEMENT OF CHANGES IN NET ASSETS...................................18
FINANCIAL HIGHLIGHTS...............................................19-21
SCHEDULE OF INVESTMENTS............................................22-30
NOTES TO FINANCIAL STATEMENTS......................................31-34
REPORT OF INDEPENDENT ACCOUNTANTS....................................35



                                                                   December 1996
DEAR SHAREOWNER:

INVESTMENT REVIEW

The stock market continued its history-making climb over the past fiscal year, breaking the 6000 mark and leaving the question, "how far will it go?" unanswerable. During this attractive environment for financial assets, all Portico equity funds participated favorably, posting positive rates of return. On the fixed-income side, the trend of interest rates was frustrating and volatile for "interest rate anticipators" reinforcing our commitment to "duration neutral" investing.

Given the roller coaster ride both the equity and fixed-income markets took over the past year, we feel our growth at reasonable prices equity and structured fixed-income management styles can provide our shareowners with a "smoother" ride. We believe our goal of persistency, as we adhere to our twin investment disciplines, eliminates undue surprises. And, as always, we are committed to seeking above-average, risk-adjusted returns over complete market cycles.

The beginning of November witnessed one of the largest post-election stock market rallies in U.S. history including the sixth biggest point increase ever -
- and a .3% decline in long-term interest rates. With the election and the uncertainty of how it would affect the markets behind us, it's time to focus on what we think lies ahead.

MARKET OUTLOOK

Our economic and market outlook is predicated on the following trends:

 1. The economic cycle is "muted" with LONGER, MORE MODERATE EXPANSIONS AND SHORTER, LESS SEVERE RECESSIONS.

 2. Historically, the shape of the yield curve is highly correlated with the pace of future economic growth. The "steep" yield curve three years ago accurately forecast 1994's pickup in economic activity while today's "flat" difference between three-month and 10-year interest rates suggests MORE MODERATE GROWTH AHEAD (2-3% real GDP for calendar 1997).

 3. Divided government (Democratic administration and Republican congress) improves our long standing outlook for a CYCLICALLY BALANCED FEDERAL BUDGET AND CONTINUED SLOW GROWTH IN GOVERNMENT SPENDING.

 4. The 40% of U.S. economic output (Gross Domestic Product or GDP) representing government (24%) and healthcare (16%) will show MODERATE (2-4%) 1997 GROWTH.

 5. The "REBIRTH" OF THE AMERICAN CONSUMER, based on rising incomes, record consumer confidence and favorable demographics, will offset weak government and healthcare spending to produce steady GDP growth next year.

 6. Despite limited pricing power, CORPORATE PROFITABILITY IS AT RECORD LEVELS (Source: Ed Kerschner, PaineWebber) as wage increases are more than offset by technology-based productivity enhancements. This leads to our forecast of 4-7% S&P 500 earnings per share growth in 1997.

 7. Kept in check by global competition, INFLATION, AS MEASURED BY THE CONSUMER PRICE INDEX (CPI), HAS AVERAGED 3% SINCE 1991 AND WE EXPECT A 2-4% RANGE FOR 1997.

 8. Since 1926, the S&P 500 STOCK INDEX HAS PROVIDED A +15.4% annual return in years when inflation was in the 2% to 5% range. The last negative calendar year of S&P 500 return in a moderate (2-5%) inflation environment was 1966.

 9. THE U.S. MARKETS ARE INCREASINGLY THE MARKETS OF CHOICE FOR GLOBAL INVESTORS with foreign investment in the U.S. stock and bond markets again on the rise.

10. With inflation running at a 3% rate, REAL, OR INFLATION-ADJUSTED, INTEREST RATES RANGE FROM WELL OVER 2% FOR SHORT-TERM RATES TO ALMOST 4% FOR LONG-TERM RATES.

To summarize, we believe a surprisingly resilient consumer will offset weakness in the government and healthcare sectors allowing inflation-adjusted economic growth to remain in its 2% to 4% trendline range. Inflation, restrained by global competition and mitigated by technology-based productivity gains, should remain subdued, increasing at a 2% to 4% annual rate. Moderate economic growth and continued low inflation provide a favorable environment for financial assets.

As always, we appreciate your confidence in the Portico Fund Family and encourage you to read the portfolio reviews that follow.


(PHOTO)                            (PHOTO)
J. SCOTT HARKNESS, CFA             MARY ELLEN STANEK, CFA
Chairman/Chief                     President
Investment Officer
Firstar Investment Research & Management Company



                       THE ROLLER COASTER RIDE CONTINUES

One word can describe the bond market over the last year - volatile. Concern over prospects for higher inflation caused the 10-Year U.S. Treasury yield to move from a low of 5.5% to a high of 7.1% before ending the fiscal year at 6.3%. (See chart below.) Volatility can test the integrity of a bond fund, sometimes exposing bond market risks that are not readily apparent. This can result in diminished investment returns. However, at Portico our fixed-income management approach is specifically designed to define, measure, and control bond fund risks. A bond fund that performs as expected during volatile times distinguishes itself with investors who appreciate a "what you see is what you get" philosophy. At the Portico Funds, we strive to educate our investors about realistic return expectations and the risk it takes to achieve those returns.

                           10-YEAR U.S. TREASURY NOTE
  10/93       4/94       10/94       4/95       10/95       4/96       10/96
  5.43%       7.04%      7.81%       7.05%      6.02%       6.67%      6.34%

Source: Bloomberg


Despite the fact that bond funds are often chosen over equity alternatives for income and stability of returns, bond funds are not risk free. Our goal is to help fixed-income investors educate themselves about risks common to many bond funds. We believe that an investor who is knowledgeable about bond fund risks can best choose a fund that meets his or her investment objectives. In this year's annual report to shareowners we will take a closer look at three risks common to bond fund investors: (1) interest rate volatility and the threat of an increase in inflation, (2) the hidden risks of mutual funds which "masquerade" as something they are not and, (3) the credit risk inherent in obligations issued by entities other than the U.S. Treasury.


INTEREST RATE RISK AND INFLATION ANXIETY

The key component of risk in a bond fund is the fund's price sensitivity to interest rate changes. Bond prices and bond fund values move inversely with interest rates. As rates rise, prices fall and, conversely, as rates fall, prices rise. Because inflation reduces one's purchasing power and the future value of money invested, interest rates are extremely sensitive to the outlook for inflation. Bond market yields adjust to compensate investors for anticipated future levels of inflation. However, the market has not been particularly successful in accurately predicting the level of inflation over the past three years. As seen in the chart below, the yield on the 10-Year U.S. Treasury Note has gyrated between 5.5% and 8.0% while the Consumer Price Index (inflation) has remained stable in a range of 2.5% to 3.0%.

                         10-YEAR U.S. TREASURY NOTE AND
                              CONSUMER PRICE INDEX

                 10/93    4/94    10/94    4/95    10/95    4/96    10/96
U.S. Treasury    5.43%    7.04%   7.81%    7.05%   6.02%    6.67%   6.34%
CPI              2.75%    2.36%   2.68%    3.05%   2.74     2.83%   2.80%

Source: Bloomberg

Despite repeated periods of inflation anxiety, higher levels of inflation have failed to materialize. Other bond fund managers that attempt to anticipate the future level of inflation and interest rates have a "tough row to hoe": the chart illustrates how difficult it is for these fund managers to guess correctly. When they guess incorrectly and lengthen or shorten their funds' average maturities (and durations) at the wrong time, the penalty is under-performance. In today's environment of volatile interest rates, we believe their probability of success is no better than the probability of correctly guessing the outcome of a coin toss. We have a different investment philosophy: OUR UNWAVERING APPROACH FOR THE PORTICO BOND FUNDS IS TO ADHERE TO OUR STRUCTURED FIXED-INCOME MANAGEMENT STYLE. Our management approach does not change with the market; we match the interest rate sensitivity (duration) of each fund to that of its benchmark. Thus, keeping risks in line with objectives, our goal for each fund is to outperform its benchmark on a consistent basis before fund expenses.

MASQUERADE RISK

Many fixed-income fund managers attempt to enhance performance of their funds by purchasing non-investment grade securities (junk bonds), bonds denominated in foreign currencies or equity hybrid securities such as convertible bonds or preferred stock. These different types of securities may enhance the performance of a fund; however, we believe they introduce risks which are not necessarily commensurate with the objectives of domestic, investment-grade bond funds. As volatility in the market exposes some of these "masquerading" funds, we emphasize the importance of remaining true to objectives. We do not attempt to "mask" the risk of any of our funds. Rather, we control the risks of our portfolios by keeping them duration-neutral, or risk-matched, to their benchmarks at all times. ADDITIONALLY, PORTICO BOND FUNDS, AS A PRACTICE, PURCHASE ONLY INVESTMENT-GRADE FIXED-INCOME SECURITIES DENOMINATED IN U.S. DOLLARS. We strive to offer our investors a "what you see is what you get" family of mutual funds.

In the taxable funds, we offer a menu of bond fund choices, each targeted to a particular maturity segment of the bond market. Portico Short-Term Bond Market Fund is designed for investors with less tolerance for principal volatility. Intermediate maturities are represented by Portico Intermediate Bond Market Fund and for investors seeking tax-exempt income we offer Portico Tax-Exempt Intermediate Bond Fund. Portico Bond IMMDEX/TM Fund utilizes investments in the full maturity range (from cash investments to thirty-year bonds or longer) to achieve total returns, which we expect will be higher than returns of either the Short-Term Bond Market and Intermediate Bond Market Funds over complete market cycles, but come with additional principal volatility.

                                PORTICO FAMILY OF FIXED-INCOME FUNDS

                         SHORT-TERM   INTERMEDIATE-TERM BOND FUNDS   LONG-TERM
                         BOND FUND                                   BOND FUND
                         ----------   ----------------------------   ---------
                         Portico         Portico       Portico        Portico
                        Short-Term     Intermediate  Tax-Exempt        Bond
                       Bond Market     Bond Market  Intermediate     IMMDEX/TM
                           Fund            Fund       Bond Fund        Fund

                                                       LEHMAN
                          LEHMAN          LEHMAN      BROTHERS
                         BROTHERS        BROTHERS      5-YEAR         LEHMAN
                         1-3 YEAR      INTERMEDIATE    GENERAL       BROTHERS
      BENCHMARK        GOV'T./CORP.    GOV'T./CORP.  OBLIGATION    GOV'T./CORP.
                        BOND INDEX      BOND INDEX   BOND INDEX     BOND INDEX


   AVERAGE QUALITY
     OF HOLDINGS<F1>        AA              AA           AAA            AA

   AVERAGE MATURITY     2.9 YEARS       4.7 YEARS     4.8 YEARS      9.6 YEARS

       DURATION         1.7 YEARS       3.3 YEARS     4.0 YEARS      5.1 YEARS

 PRINCIPAL VOLATILITY      LOW           MODERATE     MODERATE         HIGH

   EXPECTED REAL OR
  INFLATION-ADJUSTED     1.0-1.5%        1.5-2.0%     1.5-2.0%       2.5-3.0%
    RATE OF RETURN

Lehman Brothers is neither a sponsor of nor affiliated with Portico Funds. An investment cannot be made in an index.

Average quality, maturity and duration reflect the portfolio as of October 31, 1996, and will change from time to time in connection with the management of the portfolios pursuant to the policies described in the current prospectus.

<F1> Dollar weighted average quality of portfolio securities held by the Funds.

CREDIT RISK...AVOIDING THE LAND MINES

A third type of risk in the bond market is credit or default risk. Credit risk refers to the ability of an issuer (governments or corporations) to pay interest and principal on a timely basis. Bond Rating agencies, such as Moody's and Standard & Poor's, analyze the bond issuer's financial health and assign a rating to reflect the bond's credit risk. The rating agencies continuously update their rating to reflect the changes in the issuers' financial health. Issuers take these ratings very seriously because an upgrade or downgrade can save or cost the issuer a substantial amount in interest expense. The table below illustrates the rating spectrum of Standard & Poor's:

SECURITY RATING
               U.S. Treasury  Investment Grade Securities
AAA
AA
A
BBB

               Non-Investment Grade Securities
BB
B
CCC
CC
C

As a security moves down the rating spectrum, its risk of default increases and its value falls on a relative basis, particularly when a security crosses into non-investment grade. Non-investment grade securities can offer higher yields, but with higher yields come higher risks. As a practice, PORTICO BOND FUNDS PURCHASE ONLY INVESTMENT-GRADE RATED SECURITIES.

Corporate bonds can add value to portfolios, but must be carefully analyzed before a decision to purchase the bond is reached. The risk must be in line with the additional marginal expected return. As evidenced in the chart below, there has been a noticeable decline in the credit quality of corporate bonds over the past quarter century. The data for this chart (provided by Lehman Brothers, since the inception of its corporate bond index) shows the number of downgrades by rating agencies has decisively and consistently exceeded the number of upgrades. This phenomenon has occurred during periods of both economic expansion and recession, during periods of both rising and falling interest rates, and during periods of both yield curve flattening and steepening. Looking at this secular trend shows the difficulty of selecting the "winners" in the corporate credit game. Our fixed-income research team diligently screens the marketplace for opportunities in the corporate bond market that add value while controlling the risk.

           QUALITY ANALYSIS OF THE LEHMAN BROTHERS CORPORATE INDEX -
                         1973 THROUGH OCTOBER 31, 1996
                                 % MARKET VALUE

              1973      1975      1977      1979      1981      1983
AAA Index    27.26%    27.58%    25.95%    27.76%    21.58%     8.03%
AA Index     30.69%    27.44%    28.80%    25.46%    26.45%    34.87%
A Index      32.58%    33.27%    33.14%    36.29%    37.75%    37.72%
BBB Index     9.47%    11.70%    12.11%    10.50%    14.22%    19.38%


              1985      1987      1989      1991      1993      1995      1996
AAA Index     5.61%    10.25%    15.13%    10.47%     6.66%     4.90%     4.44%
AA Index     36.05%    35.92%    27.26%    21.90%    16.26%    18.20%    19.16%
A Index      39.71%    32.04%    35.39%    44.73%    49.04%    52.48%    52.93%
BBB Index    18.62%    21.79%    22.22%    22.91%    28.03%    24.43%    23.47%

One sector of the corporate bond market where we have found value over the last year is in asset-backed securities, particularly credit card asset-backed securities. An asset-backed is a security that is collateralized by a pool of assets. As an example, a credit card asset-backed security is collateralized by the receivable balances of a specific credit card. These balances are pooled, or grouped together, and sold to institutional investors. The financial press has published numerous articles during 1996 concerning the deterioration of the personal balance sheets of individuals. Headlines such as "Personal
Bankruptcies at Record Level" or "Credit Card Charge-offs Soar to Six Year
High" have been very misleading, if not outright inaccurate. Although bankruptcies and credit card charge-offs have increased significantly over the past year, those increases have risen from historically low levels in 1994 and 1995 (source: Moody's). Thus, in our opinion, today's absolute levels are only moderate by historical standards. UNLIKE THE CORPORATE BOND MARKET WHERE CREDIT DECLINES HAVE BEEN OCCURRING FOR YEARS, CREDIT CARD ASSET-BACKED SECURITY DOWNGRADES ARE EXTREMELY RARE (source: Standard & Poor's and Moody's). We believe asset-backed securities provide relative value in the debt market due to their high quality and excellent liquidity. Some specific advantages of purchasing asset-backed securities include:

- Almost all senior credit card asset-backed securities are rated AAA.
- Yields are comparable to lower-rated industrial corporate bonds.
- In the unlikely event of severe credit deterioration, there is an "early warning mechanism" - principal is paid early to protect holder from further deterioration.

Asset-backed securities have been an important asset class in the Portico bond funds for many years and we believe these asset-backed investments have contributed favorably to our bond funds' performance.

CONSISTENCY IS THE HALLMARK OF THE PORTICO BOND FUNDS

In the world of bond fund investing, many risks can keep a fund manager from delivering consistent performance: (1) interest rate risk and unanticipated changes to the inflation outlook, (2) the risks inherent in foreign currency movements, equity-like hybrid securities, and non-investment grade securities, and (3) the risks of unanticipated credit quality deterioration. IN THE PORTICO BOND FUNDS, WE STRIVE TO DEFINE, MEASURE AND CONTROL THESE AND OTHER BOND RISKS RESULTING IN CONSISTENT INVESTMENT PERFORMANCE EVEN IN VOLATILE TIMES.

We believe that the bond market is efficient, meaning that over the long run, investors will be rewarded with returns which are in direct proportion to the level of risk they are willing to take. While expected returns are often what attract an investor to an investment, full awareness of the type and magnitude of risk taken to generate those returns is critical in determining if the investment is truly suitable. At Portico, we attempt to calculate and control risks, keeping our bond funds in line with objectives. By being upfront with risks and return expectations, our goal is to produce competitive and consistent investment performance which will help our investors achieve their investment goals. We hope the information and illustrations provided are helpful, as it is our goal to educate our investors so they can make better investment decisions.

LOOKING AHEAD - THE FORECAST

As we look to the year ahead, our expectation is for moderate GDP growth and low inflation. Restrained by global competition and mitigated by technology-based productivity gains, inflation should remain subdued in the 2-4% range. Real or inflation-adjusted yields, at current levels, are attractive by historical standards. While we expect continued volatility, we believe the next year will be a more favorable one for our bond investors.

We appreciate your continued confidence in the Portico Bond Funds and look forward to continuing to provide you with the benefits of our structured fixed-income investment strategies.


MARY ELLEN STANEK, CFA
TERESA R. WESTMAN, CFA
DANIEL A. TRANCHITA, CFA
WARREN D. PIERSON, CFA
Portfolio Managers
Firstar Investment Research & Management Company


                          SHORT-TERM BOND MARKET FUND
                          ---------------------------
Portico Short-Term Bond Market Fund seeks to provide an annual rate of total return, comparable to the annual rate of total return of the Lehman Brothers 1-3 Year Government/Corporate Bond Index, before Fund expenses. Of Portico's three taxable fund offerings, we expect the Short-Term Bond Market Bond Fund will have the lowest volatility of principal and correspondingly lower expected total returns over complete market cycles.

A key component of risk in a bond fund is the fund's price sensitivity to interest rate changes. Currently, with a 1.7 year duration, Portico Short-Term Bond Market Fund's interest rate risk is low relative to our other taxable fund offerings and is equivalent to the Lehman Brothers 1-3 Year Government/Corporate Bond Index. We keep the Fund's duration equivalent to its benchmark so that both will react similarly to changes in interest rates. We think this is the best approach as we believe no manager can consistently predict future interest rates. We call this our structured fixed-income management style. Historically, strict adherence to this discipline has resulted in FUND PERFORMANCE THAT IS SIMILAR TO ITS BENCHMARK, EVEN IN VOLATILE MARKETS.

Another key to generating consistent performance over time is our practice of limiting fund investments to dollar- denominated, investment-grade debt securities. While the Fund does own some debt obligations of foreign entities (currently 2%) all are denominated in U.S. dollars. Also, there are no "junk" bonds in the Fund -- all securities in the portfolio are rated investment-grade by Moody's or S&P. This gives the Fund an average quality rating of AA. Finally, we strictly limit the Fund to debt securities only -- the Fund holds no convertible bonds or preferred stock issues which may perform like equity investments. We emphasize the importance of remaining true to the Fund's objectives and strive to offer our investors a "WHAT YOU SEE IS WHAT YOU GET" fixed-income fund.

Currently, corporate and asset-backed securities comprise a significant portion of the Fund, representing 28% and 26%, respectively. Even so, over half of the Fund is rated AAA or higher. We feel these investments offer a higher expected return than U.S. Treasury securities. These investments, however, increase the credit risk in the portfolio. To mitigate this risk, WE CAREFULLY ANALYZE EACH BOND, making sure the risk is appropriate for the additional marginal expected return.

Since Portico Short-Term Bond Market Fund's inception on 12/29/89, we have adhered to the same, disciplined management approach. The past 6+ years have brought us more volatility in the fixed-income markets than many would have expected. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Portico Short- Term Bond Market Fund's returns have been in-line with its benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future.

(PHOTO)                            (PHOTO)
MARY ELLEN STANEK, CFA             DANIEL A. TRANCHITA, CFA

PORTFOLIO MANAGER PROFILE
-------------------------
MARY ELLEN STANEK, CFA, President of Firstar Investment Research & Management Company (FIRMCO) and DANIEL A. TRANCHITA, CFA, Vice President and Portfolio Manager, co-manage the Fund - Mary Ellen since its inception on December 29, 1989 and Dan since January 1, 1993. Mary Ellen has 17 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA from Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Dan has been with Firstar since 1989 and has eight years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Mary Ellen and Dan are both Chartered Financial Analysts.

                               12/29/89      10/90       10/91        10/92       10/93        10/94       10/95        10/96
PORTICO SHORT-TERM
  BOND MARKET FUND -
  A - NO LOAD                  $10,000      $10,464     $11,865      $12,966     $13,835      $14,037     $15,264      $16,110
PORTICO SHORT-TERM
  BOND MARKET FUND -
  A - LOAD<F2>                 $ 9,800      $10,259     $11,632      $12,713     $13,567      $13,769     $14,972      $15,801
LEHMAN BROTHERS
  1-3 YEAR
  GOV'T/CORP.
  BOND INDEX                   $10,000      $10,738     $11,964      $12,943     $13,712      $13,879     $15,118      $16,030

This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1996

                                                              Since Inception
                                1 Year   3 Years   5 Years        12/29/89
                                ------   -------   -------    ---------------
PORTICO SHORT-TERM BOND
  MARKET FUND - A - NO LOAD      5.5       5.2       6.3            7.2
PORTICO SHORT-TERM BOND
  MARKET FUND - A - LOAD<F2>     3.4       4.5       5.9            6.9
LEHMAN BROTHERS 1-3 YEAR
  GOV'T./CORP. BOND INDEX<F3>    6.0       5.4       6.0            7.1

<F2> Reflects maximum sales charge of 2.0%.

<F3> The Lehman Brothers 1-3 Year Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income pro-vided by, the under lying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; not less than one year to maturity; not more than three years remaining to maturity; and minimum out standing par value of $100 million. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The load performance for the Series A shares has been restated to reflect the impact of the sales charge (and the elimination of the purchase price adjustment). The no-load performance for the Series A shares has been restated to reflect the elimination of the purchase price adjustment. Prior to January 10, 1995, Series A performance does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

SECTOR DISTRIBUTION
10/31/96
U.S. TREASURY                             16%
U.S. GOVERNMENT AGENCY                    13%
MORTGAGE-BACKED                            9%
FINANCE, BANKING, BROKERAGE               15%
INDUSTRIAL                                 9%
UTILITY                                    4%
INTERNATIONAL/YANKEE                       2%
ASSET-BACKED                              26%
CASH                                       3%
TAXABLE MUNICIPAL                          3%
TOTAL                                    100%

PORTFOLIO COMPOSITION
10/31/96
AVERAGE MATURITY                    2.9 YEARS
AVERAGE DURATION                    1.7 YEARS

QUALITY DISTRIBUTION
10/31/96
U.S. TREASURY                             18%
U.S. GOVERNMENT AGENCY                    14%
Aaa                                       33%
Aa                                         5%
A                                         26%
Baa                                        4%
TOTAL                                    100%

SEC 30-DAY YIELD
5.67%

TOTAL FUND NET ASSETS
10/31/96
$206,308,784



                         INTERMEDIATE BOND MARKET FUND
                         ------------------------------
Portico Intermediate Bond Market Fund seeks to provide an annual rate of total return comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index, before Fund expenses. We expect the Intermediate Bond Market Fund will have moderate volatility of principal and correspondingly higher expected total returns over complete market cycles.

A key component of risk in a bond fund is the fund's price sensitivity to interest rate changes. Currently, with a 3.3 year duration, Portico Intermediate Bond Market Fund's interest rate risk is moderate relative to our other taxable fund offerings and is equivalent to the Lehman Brothers Intermediate Government/Corporate Bond Index. We keep the Fund's duration equivalent to its benchmark so that both will react similarly to changes in interest rates. We think this is the best approach as we believe no manager can consistently predict future interest rates. We call this our structured fixed-income management style. Historically, strict adherence to this discipline has resulted in FUND PERFORMANCE THAT IS SIMILAR TO ITS BENCHMARK, EVEN IN VOLATILE MARKETS.

Another key to generating consistent performance over time is our practice of limiting fund investments to dollar-denominated, investment-grade debt securities. While the Fund does own some debt obligations of foreign entities (currently 3%) all are denominated in U.S. dollars. Also, there are no "junk" bonds in the Fund -- all securities in the portfolio are rated investment-grade by Moody's or S&P. This gives the Fund an average quality rating of AA. Finally, we strictly limit the Fund to debt securities only -- the Fund holds no convertible bonds or preferred stock issues which may perform like equity investments. We emphasize the importance of remaining true to the Fund's objectives and strive to offer our investors a "WHAT YOU SEE IS WHAT YOU GET" fixed-income fund.

Currently, corporate and asset-backed securities comprise a significant portion of the Fund, representing 37% and 26%, respectively. Even so, over half of the Fund is rated AAA or higher. We feel these investments offer a higher expected return than U.S. Treasury securities. These investments, however, increase the credit risk in the portfolio. To mitigate this risk, WE CAREFULLY ANALYZE EACH BOND, making sure the risk is appropriate for the additional marginal expected return.

Since Portico Intermediate Bond Market Fund's inception on 1/5/93, we have adhered to the same, disciplined management approach. The past 3+ years have brought us more volatility in the fixed-income markets than many would have expected. THE HALLMARK OF OUR APPROACH HAS BEEN THE FUND'S CONSISTENT PERFORMANCE IN ALL MARKET CLIMATES. Portico Intermediate Bond Market Fund's returns have been in-line with it's benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future.

(PHOTO)                                 (PHOTO)
MARY ELLEN STANEK, CFA                  TERESA R. WESTMAN, CFA

PORTFOLIO MANAGER PROFILE
-------------------------
MARY ELLEN STANEK, CFA, President of Firstar Investment Research & Management Company (FIRMCO) and TERESA R. WESTMAN, CFA, Senior Vice President and Senior Portfolio Manager have co-managed the Fund since its inception on January 5, 1993. Mary Ellen has 17 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA from Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Teresa has been with Firstar since 1987 and has nine years of investment management experience. Teresa received her BA from Augustana College in 1985 and her MBA from the University of Chicago in 1991. Mary Ellen and Teresa are both Chartered Financial Analysts.

                                1/5/93    10/93     10/94     10/95     10/96
PORTICO INTERMEDIATE
  BOND MARKET FUND - A -
  NO LOAD                      $10,000   $10,858   $10,670   $11,978   $12,615
PORTICO INTERMEDIATE
  BOND MARKET FUND - A -
  LOAD<F4>                     $ 9,800   $10,646   $10,463   $11,723   $12,369
LEHMAN BROTHERS
  INTERMEDIATE GOV'T./
  CORP. BOND INDEX             $10,000   $10,844   $10,635   $11,968   $12,663

This chart assumes an initial investment of $10,000 made on 1/5/93 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1996

                                                              Since Inception
                                       1 Year      3 Years         1/5/93
                                       ------      -------    ---------------
PORTICO INTERMEDIATE
  BOND MARKET FUND - A - NO LOAD        5.5          5.1            6.3
PORTICO INTERMEDIATE
  BOND MARKET FUND - A - LOAD<F4>       3.4          4.4            5.7
LEHMAN BROTHERS INTERMEDIATE
  GOV'T./CORP. BOND INDEX<F5>           5.8          5.3            6.4

<F4> Reflects maximum sales charge of 2.0%.

<F5> The Lehman Brothers Intermediate Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum out standing par value of $100 million; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The load performance for the Series A shares has been restated to reflect the impact of the sales charge (and the elimination of the purchase price adjustment). The no-load performance for the Series A shares has been restated to reflect the elimination of the purchase price adjustment. Prior to January 10, 1995, Series A performance does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

SECTOR DISTRIBUTION
10/31/96
U.S. TREASURY                        20%
U.S. GOVERNMENT AGENCY               11%
MORTGAGE-BACKED                       1%
FINANCE, BANKING, BROKERAGE          33%
INDUSTRIAL                            4%
INTERNATIONAL                         3%
ASSET-BACKED                         26%
TAXABLE MUNICIPAL                     1%
CASH                                  1%
TOTAL                               100%

PORTFOLIO COMPOSITION
10/31/96
AVERAGE MATURITY               4.7 YEARS
AVERAGE DURATION               3.3 YEARS

QUALITY DISTRIBUTION
10/31/96
U.S. TREASURY                        21%
U.S. GOVERNMENT AGENCY               10%
Aaa                                  26%
A                                    38%
Baa                                   5%
TOTAL                               100%

SEC 30-DAY YIELD
5.88%

TOTAL FUND NET ASSETS
10/31/96
$190,859,687


                       TAX-EXEMPT INTERMEDIATE BOND FUND
                       ----------------------------------
Portico Tax-Exempt Intermediate Bond Fund seeks to provide current income exempt from federal income taxes and emphasizes total return with relatively low volatility of principal. The Fund currently has an average quality rating of AAA with a 4.8 year average maturity. Thus, we expect it to display less principal volatility than the typical municipal bond fund which, according to Lipper Analytical Services, has an average maturity of 19 years. Currently, the Fund does not buy any issues which are subject to the alternative minimum tax.

After a considerably volatile journey, the municipal bond market ended the last twelve months surprisingly close to where it started. Five-year municipal bond yields rose less than 20 basis points to 4.50% from 4.35%. Portico Tax-Exempt Intermediate Bond Fund weathered the market's volatility with solid performance resulting from its unique position in the short-to-intermediate-term sector of the municipal bond market, careful security selection and strategic yield curve positioning.

Emphasizing short and intermediate municipal securities helped the Fund maintain a stable value relative to the municipal market and to the fixed-income market as a whole.

Careful selection of securities has kept the Fund on track despite swift changes in interest rates that tested the integrity of many bond funds over the past few months. An emphasis on bonds with well-defined maturities and superior credit quality has guided the Fund safely through the market's unease. As of October 31, 1996, less than 8% of the bonds held by the Fund were subject to call features, while over 72% were secured with U.S. Treasury issues (prerefunded bonds).

An "all weather" yield curve positioning strategy also played an important part in the Fund's performance this year. Unlike the Treasury yield curve which steepened over the past twelve months, the municipal yield curve flattened modestly. We believe our concentration of maturities in the 4-5 year range, along with selective holdings in the 10-15 year range, contributed significantly to the Fund's performance.

(PHOTO)
WARREN D. PIERSON, CFA

PORTFOLIO MANAGER PROFILE
-------------------------
WARREN D. PIERSON, CFA, Vice President and Portfolio Manager of Firstar Investment Research & Management Company (FIRMCO) has managed the Fund since June 22, 1993. Since joining Firstar in 1985, his responsibilities have included trading government and government agency issues, as well as money market instruments. His current portfolio management responsibilities focus on the tax-exempt bond market. Warren received his BA from Lawrence University in 1984. He is a Chartered Financial Analyst, as well as a member of the Association for Investment Management and Research and the Milwaukee Investment Analysts Society.

                                  2/8/93    10/93     10/94     10/95     10/96
PORTICO TAX-EXEMPT
  INTERMEDIATE BOND FUND - A -
  NO LOAD                        $10,000   $10,536   $10,459   $11,408   $11,849
PORTICO TAX-EXEMPT
  INTERMEDIATE BOND FUND - A -
  LOAD<F6>                       $ 9,800   $10,329   $10,254   $11,184   $11,616
LEHMAN BROTHERS 5 YEAR
  GENERAL OBLIGATION
  BOND INDEX                     $10,000   $10,557   $10,499   $11,586   $12,143

This chart assumes an initial investment of $10,000 made on 2/8/93 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1996

                                                              Since Inception
                                       1 Year      3 Years         2/8/93
                                       ------      -------    ---------------
PORTICO TAX-EXEMPT
  INTERMEDIATE BOND FUND - A -
  NO LOAD                               3.9          4.0            4.7
PORTICO TAX-EXEMPT
  INTERMEDIATE BOND FUND - A -
  LOAD<F6>                              1.8          3.3            4.1
LEHMAN BROTHERS 5 YEAR
  GENERAL OBLIGATION BOND INDEX<F7>     4.8          4.8            5.5

<F6> Reflects maximum sales charge of 2.0%.

<F7> The Lehman Brothers 5 Year General Obligation Bond Index, an unmanaged index, is a total return performance benchmark for the investment-grade tax-exempt bond market. To be included in this index, a municipal bond must be a state or local General Obligation bond; have a minimum credit rating of at least Baa; have been issued as part of an offering of at least $50 million; have a maturity amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of 4 to 6 years. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. The load performance for the Series A shares has been restated to reflect the impact of the sales charge. Prior to January 10, 1995, Series A performance does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

SECTOR DISTRIBUTION
10/31/96
GENERAL OBLIGATIONS                   5%
ESCROWED/PREREFUNDED                 72%
INSURED                               9%
REVENUE                              10%
CASH                                  4%
TOTAL                               100%

QUALITY DISTRIBUTION
10/31/96
Aaa                                  92%
Aa                                    5%
A                                     3%
TOTAL                               100%
PORTFOLIO COMPOSITION
10/31/96
AVERAGE MATURITY               4.8 YEARS
AVERAGE DURATION               4.0 YEARS

SEC 30-DAY YIELD
3.93%

TOTAL FUND NET ASSETS
10/31/96
$47,341,982


                              BOND IMMDEX/TM FUND
                              -------------------
Portico Bond IMMDEX/TM Fund seeks to provide an annual rate of total return comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index, before Fund expenses. Of Portico's three taxable fund offerings, we expect Bond IMMDEX/TM Fund will have the highest volatility of principal and commensurately higher expected total returns over complete market cycles.

A key component of risk in a bond fund is the fund's price sensitivity to interest rate changes. Currently, with a 5.1 year duration, Portico Bond IMMDEX/TM Fund's interest rate risk is high relative to our other taxable fund offerings, but is equivalent to the Lehman Brothers Government/Corporate Bond Index. We keep the Fund's duration equivalent to its benchmark so that both will react similarly to changes in interest rates. We think this is the best approach as we believe no manager can consistently predict future interest rates. We call this our structured fixed income management style. Historically, strict adherence to this discipline has resulted in fund performance that is similar to its benchmark, even in volatile markets.

Another key to generating consistent performance over time is our practice of limiting fund investments to dollar-denominated, investment-grade debt securities. While the Fund does own some debt obligations of foreign entities (currently 3%) all are denominated in U.S. dollars. Also, there are no "junk" bonds in the Fund -- all securities in the portfolio are rated investment-grade by Moody's or S&P. This gives the Fund an average quality rating of AA. Finally, we strictly limit the Fund to debt securities only -- the Fund holds no convertible bonds or preferred stock issues which may perform like equity investments. We emphasize the importance of remaining true to the Fund's objectives and strive to offer our investors a "what you see is what you get" fixed-income fund.

Currently, corporate and asset-backed securities comprise a significant portion of the Fund, representing 42% and 20%, respectively. Even so, over half of the Fund is rated AAA or higher. We feel these investments offer a higher expected return than U.S. Treasury securities. These investments, however, increase the credit risk in the portfolio. To mitigate this risk, we carefully analyze each bond, making sure the risk is appropriate for the additional marginal expected return.

Since Portico Bond IMMDEX/TM Fund's inception on 12/29/89, we have adhered to the same, disciplined management approach. The past 6+ years have brought us more volatility in the fixed-income markets than many would have expected. The hallmark of our approach has been the Fund's consistent performance in all market climates. Portico Bond IMMDEX's returns have been in-line with its benchmark in periods of rising interest rates and falling interest rates. Our goal is to continue to deliver this same consistent performance in the future.

(PHOTO)                                 (PHOTO)
MARY ELLEN STANEK, CFA                  TERESA R. WESTMAN, CFA

PORTFOLIO MANAGER PROFILE
-------------------------
MARY ELLEN STANEK, CFA, President of Firstar Investment Research & Management Company (FIRMCO) and TERESA R. WESTMAN, CFA, Senior Vice President and Senior Portfolio Manager have co-managed the Fund - Mary Ellen since its inception on December 29, 1989 and Teresa since January 1, 1992. Mary Ellen has 17 years of investment management experience and was named a Director of FIRMCO in 1992. Prior to joining FIRMCO, she headed the Fixed Income and Quantitative Investment Management Department at Firstar Trust Company. Mary Ellen received her BA from Marquette University in 1978 and her MBA from the University of Wisconsin-Milwaukee in 1984. Teresa has been with Firstar since 1987 and has nine years of investment management experience. Teresa received her BA from Augustana College in 1985 and her MBA from the University of Chicago in 1991. Mary Ellen and Teresa are both Chartered Financial Analysts.

                               12/29/89      10/90       10/91        10/92       10/93        10/94       10/95       10/96
PORTICO BOND
  IMMDEX/TM FUND - A -
  NO LOAD                      $10,000      $10,421     $12,105      $13,375     $15,154      $14,565     $16,903     $17,758
PORTICO BOND
  IMMDEX/TM FUND - A -
  LOAD                         $ 9,800      $10,213     $11,863      $13,108     $14,851      $14,274     $16,565     $17,404
LEHMAN BROTHERS
  GOV'T/CORP.
  BOND INDEX                   $10,000      $10,440     $12,045      $13,312     $15,126      $14,424     $16,755     $17,658

This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 1996

                                                              Since Inception
                           1 Year     3 Years      5 Years        12/29/89
                           ------     -------      -------    ---------------
PORTICO BOND
  IMMDEX/TM FUND - A -
  NO LOAD                   5.1         5.4          8.0            8.8
PORTICO BOND
  IMMDEX/TM FUND - A -
  LOAD<F8>                  3.0         4.7          7.5            8.4
LEHMAN BROTHERS
  GOV'T/CORP. BOND
  INDEX<F9>                 5.4         5.3          8.0            8.7

<F8> Reflects maximum sales charge of 2.0%.

<F9> The Lehman Brothers Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; not less than one year to maturity; minimum out standing par value of $100 million; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order. An investment cannot be made directly in an index.

Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 2% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The load performance for the Series A shares has been restated to reflect the impact of the sales charge (and the elimination of the purchase price adjustment). The no-load performance for the Series A shares has been restated to reflect the elimination of the purchase price adjustment. Prior to January 10, 1995, Series A performance does not reflect the service organization fees. If service organization fees had been reflected, performance would be reduced. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

A = Series A (retail class)

SECTOR DISTRIBUTION
10/31/96
U.S. TREASURY                        30%
U.S. GOVERNMENT AGENCY                2%
MORTGAGE-BACKED                       1%
FINANCE, BANKING, BROKERAGE          34%
INDUSTRIAL                            6%
UTILITY                               2%
INTERNATIONAL                         3%
ASSET-BACKED                         20%
TAXABLE MUNICIPAL                     1%
CASH                                  1%
TOTAL                               100%

PORTFOLIO COMPOSITION
10/31/96
AVERAGE MATURITY               9.6 YEARS
AVERAGE DURATION               5.1 YEARS

QUALITY DISTRIBUTION
10/31/96
U.S. TREASURY                        31%
U.S. GOVERNMENT AGENCY                2%
Aaa                                  21%
Aa                                    2%
A                                    35%
Baa                                   9%
TOTAL                               100%

SEC 30-DAY YIELD
6.12%

TOTAL FUND NET ASSETS
10/31/96
$413,227,235



STATEMENT OF ASSETS AND LIABILITIES
(Amounts in thousands, except per share data)
October 31, 1996
                                SHORT-TERM  INTERMEDIATE  TAX-EXEMPT     BOND
                                BOND MARKET BOND MARKET  INTERMEDIATE IMMDEX/TM
                                   FUND         FUND      BOND FUND      FUND
                                ----------- -----------  -----------  ---------
ASSETS:
  Investments, at value (cost
     $203,818, $185,963,
     $46,020 and $395,854,
     respectively)               $203,527    $187,780     $ 46,530     $406,499
  Interest receivable               2,707       3,194          807        6,777
  Capital shares sold                 353          14           51          215
  Other assets                         14          18            5           13
                                 --------    --------     --------     --------

     Total Assets                 206,601     191,006       47,393      413,504
                                 --------    --------     --------     --------

LIABILITIES:
  Payable for securities purchased      -           -            -           57
  Capital shares redeemed             147           7            2            3
  Payable to affiliates                92          85           31          150
  Accrued expenses                     53          54           18           67
                                 --------    --------     --------     --------

     Total Liabilities                292         146           51          277
                                 --------    --------     --------     --------

NET ASSETS                       $206,309    $190,860     $ 47,342     $413,227
                                 ========    ========     ========     ========

NET ASSETS CONSIST OF:
  Capital stock                  $208,043    $190,015     $ 46,916     $403,535
  Undistributed net
     investment income                 92          89           15          197
  Undistributed accumulated
     net realized (losses)        (1,535)     (1,061)         (99)      (1,150)
  Unrealized net appreciation
     (depreciation) on
     investments                    (291)       1,817          510       10,645
                                 --------    --------     --------     --------

     Total Net Assets            $206,309    $190,860     $ 47,342     $413,227
                                 ========    ========     ========     ========

SERIES A:
  Net assets                     $ 58,843    $ 17,392     $ 10,690     $ 42,671
  Shares authorized
     ($.0001 par value)           500,000     500,000      500,000      500,000
  Shares issued and outstanding     5,738       1,707        1,047        1,549
  Net asset value and
     redemption price
     per share <F10>               $10.25      $10.19       $10.21       $27.54
                                 ========    ========     ========     ========
  Maximum offering price
     per share <F10>               $10.46      $10.40       $10.42       $28.10
                                 ========    ========     ========     ========

SERIES INSTITUTIONAL:
  Net assets                     $147,466    $173,468     $ 36,652     $370,556
  Shares authorized
     ($.0001 par value)           500,000     500,000      500,000      500,000
  Shares issued and outstanding    14,381      17,030        3,589       13,452
  Net asset value,
     redemption price and
     offering price per
     share <F10>                   $10.25      $10.19       $10.21       $27.55
                                 ========    ========     ========     ========

  <F10> Amounts may not recalculate due to rounding.

                     See notes to the financial statements.



STATEMENT OF OPERATIONS
(Amounts in thousands)
Year Ended October 31, 1996
                                SHORT-TERM  INTERMEDIATE  TAX-EXEMPT     BOND
                                BOND MARKET BOND MARKET  INTERMEDIATE IMMDEX/TM
                                   FUND         FUND      BOND FUND      FUND
                                ----------- -----------  ------------ ---------
INVESTMENT INCOME:
  Interest income                 $11,888     $10,798       $1,891      $23,909
                                 --------    --------     --------     --------

EXPENSES:
  Investment advisory fees          1,109         850          199        1,077
  Administration fees                 211         194           46          410
  Shareowner servicing
     and accounting costs             142         103           76          130
  Service organization
     fees - Series A                  134          36           23           82
  Custody fees                         35          33           13           67
  Federal and state
     registration fees                 37          30           12           54
  Professional fees                    26          21           18           24
  Reports to shareowners               38          10            9           19
  Amortization of
     organization costs                 -           3            3            -
  Directors' fees and expenses          6           6            5            6
  Other                                 4           4            3            8
                                 --------    --------     --------     --------

  Total expenses before waiver      1,742       1,290          407        1,877
     Less: Waiver of expenses       (684)       (404)        (184)        (253)
                                 --------    --------     --------     --------

     Net expenses                   1,058         886          223        1,624
                                 --------    --------     --------     --------

NET INVESTMENT INCOME              10,830       9,912        1,668       22,285
                                 --------    --------     --------     --------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
     on investment transactions        92         773           43        (167)
  Change in unrealized
     appreciation (depreciation)
     on investments               (1,102)     (1,245)         (88)      (2,584)
                                 --------    --------     --------     --------

     Net loss on investments      (1,010)       (472)         (45)      (2,751)
                                 --------    --------     --------     --------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS         $ 9,820     $ 9,440       $1,623      $19,534
                                 ========    ========     ========     ========


                     See notes to the financial statements.




STATEMENT OF CHANGES IN NET ASSETS
(Amounts in thousands)
                                      SHORT-TERM              INTERMEDIATE
                                      BOND MARKET              BOND MARKET
                                         FUND                     FUND
                                  -------------------      ------------------
                                   Year         Year         Year        Year
                                   ended       ended        ended       ended
                                 Oct. 31,     Oct. 31,     Oct. 31,    Oct. 31,
                                   1996         1995         1996        1995
                                 --------     --------     --------    --------

OPERATIONS:
  Net investment income          $ 10,830   $   7,887    $   9,912     $  6,720
  Net realized gain (loss)
     on investments                    92       (329)          773        (417)
  Change in unrealized
     appreciation
     (depreciation) on
     investments                  (1,102)       3,275      (1,245)        6,232
                                 --------    --------     --------     --------
  Net increase (decrease)
     in net assets
     resulting from operations      9,820      10,833        9,440       12,535
                                 --------    --------     --------     --------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                     103,118      47,914       84,747       61,490
  Shares issued to owners in
     reinvestment of dividends      9,114       6,375        6,299        4,371
  Shares redeemed                (47,577)    (37,051)     (40,206)     (19,569)
                                 --------    --------     --------     --------
  Net increase in net
     assets resulting from
     capital share transactions    64,655      17,238       50,840       46,292
                                 --------    --------     --------     --------

DISTRIBUTIONS TO SHAREOWNERS <F11>:
  From net investment income            -     (1,426)            -      (1,081)
  From net realized gains               -           -            -            -
                                 --------    --------     --------     --------
                                        -     (1,426)            -      (1,081)
                                 --------    --------     --------     --------

DISTRIBUTIONS TO SERIES A
SHAREOWNERS F11>:
  From net investment income      (3,056)     (2,191)        (816)        (475)
                                 --------    --------     --------     --------

DISTRIBUTIONS TO SERIES
INSTITUTIONAL SHAREOWNERS <F11>:
  From net investment income      (7,799)     (4,133)      (9,121)      (5,060)
                                 --------    --------     --------     --------

TOTAL INCREASE IN NET ASSETS       63,620      20,321       50,343       52,211

NET ASSETS:
  Beginning of year               142,689     122,368      140,517       88,306
                                 --------    --------     --------     --------

  End of year (including
     undistributed net
     investment income of $92,
     $119, $89, $112, $15,
     $20, $197 and
     $261, respectively)         $206,309    $142,689     $190,860     $140,517
                                 ========    ========     ========     ========



STATEMENT OF CHANGES IN NET ASSETS (continued)
(Amounts in thousands)
                                      TAX-EXEMPT                  BOND
                                   INTERMEDIATE BOND            IMMDEX/TM
                                         FUND                     FUND
                                  ------------------       ------------------
                                   Year         Year         Year        Year
                                   ended       ended        ended       ended
                                 Oct. 31,     Oct. 31,     Oct. 31,    Oct. 31,
                                   1996         1995         1996        1995
                                 --------     --------     --------    --------
OPERATIONS:
  Net investment income           $ 1,668     $ 1,332     $ 22,285     $ 18,025
  Net realized gain (loss)
     on investments                    43           8        (167)        (890)
  Change in unrealized
     appreciation (depreciation)
     on investments                  (88)       1,367      (2,584)       24,964
                                 --------    --------     --------     --------
  Net increase (decrease)
     in net assets
     resulting from operations      1,623       2,707       19,534       42,099
                                 --------    --------     --------     --------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                      24,183      16,278      142,933       72,259
  Shares issued to owners in
     reinvestment of dividends        738         676       19,366       17,191
  Shares redeemed                (12,833)     (9,203)     (58,472)     (56,782)
                                 --------    --------     --------     --------
  Net increase in net
     assets resulting from
     capital share transactions    12,088       7,751      103,827       32,668
                                 --------    --------     --------     --------

DISTRIBUTIONS TO SHAREOWNERS <F11>:
  From net investment income            -       (228)            -      (3,950)
  From net realized gains               -           -            -        (404)
                                 --------    --------     --------     --------
                                        -       (228)            -      (4,354)
                                 --------    --------     --------     --------

DISTRIBUTIONS TO SERIES A
SHAREOWNERS <F11>:
  From net investment income        (371)       (238)      (1,987)        (910)
                                 --------    --------     --------     --------

DISTRIBUTIONS TO SERIES
INSTITUTIONAL SHAREOWNERS <F11>:
  From net investment income      (1,304)       (853)     (20,296)     (14,132)
                                 --------    --------     --------     --------

TOTAL INCREASE IN NET ASSETS       12,036       9,139      101,078       55,371

NET ASSETS:
  Beginning of year                35,306      26,167      312,149      256,778
                                 --------    --------     --------     --------

  End of year (including
     undistributed net
     investment income of
     $92, $119, $89, $112,
     $15, $20, $197 and
     $261, respectively)          $47,342     $35,306     $413,227     $312,149
                                 ========    ========     ========     ========


<F11>On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. Distributions to shareowners from net investment income and net realized gains reflect activity for the Funds for the period November 1, 1994, through January 9, 1995, and for each Fund's respective class of Shares for the period from January 10, 1995, through October 31, 1996.

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                              SHORT-TERM BOND MARKET FUND

                                           Year ended                  Year ended
                                        October 31, 1996          October 31, 1995<F14>             Year ended October 31,
Per Share Data:                     Series A    Series Inst'l.    Series A    Series Inst'l.      1994      1993    1992<F13>
                                    --------    -------------     --------    -------------       ----      ----    --------
Net asset value,
 beginning of period                 $10.28         $10.28         $10.03         $10.03         $10.56    $10.60    $10.33

Income from investment operations:
 Net investment income <F15>        0.58<F20>      0.61<F20>         0.61           0.63           0.56      0.58      0.64
 Net realized and unrealized
   gains (losses) on securities      (0.03)         (0.03)           0.24           0.24         (0.41)      0.10      0.29
                                   --------       --------       --------       --------       --------  --------  --------
 Total from investment
   operations                          0.55           0.58           0.85           0.87           0.15      0.68      0.93
                                   --------       --------       --------       --------       --------  --------  --------

Less distributions:
 Dividends from net
   investment income                 (0.58)         (0.61)         (0.60)         (0.62)         (0.56)    (0.58)    (0.64)
 Distributions from capital gains         -              -              -              -         (0.12)    (0.14)    (0.02)
                                   --------       --------       --------       --------       --------  --------  --------
 Total distributions                 (0.58)         (0.61)         (0.60)         (0.62)         (0.68)    (0.72)    (0.66)
                                   --------       --------       --------       --------       --------  --------  --------

Net asset value, end of period       $10.25         $10.25         $10.28         $10.28         $10.03    $10.56    $10.60
                                   ========       ========       ========       ========       ========  ========  ========

Total return <F16><F17>               5.54%          5.80%          8.74%          8.95%          1.46%     6.70%     9.28%

Supplemental data and ratios:
 Net assets, in thousands,
   end of period                    $58,843       $147,466        $47,730        $94,959       $122,368  $142,518  $129,409
 Ratio of net expenses
   to average net assets <F18>        0.75%          0.50%          0.69%          0.50%          0.50%     0.52%     0.60%
 Ratio of net investment income
   to average net assets <F18>        5.67%          5.92%          6.04%          6.23%          5.43%     5.53%     6.00%

 Portfolio turnover rate <F19>       59.62%         59.62%        100.58%        100.58%         76.13%    87.62%    82.20%

<F12>Commencement of operations.

<F13>Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.

<F14>On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31,
     1995.

<F15>For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.

<F16>Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.

<F17>The total return calculation does not reflect the 2% front end sales charge for Series A.

<F18>Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.

<F19>Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F20>Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                                               See notes to the financial statements.


FINANCIAL HIGHLIGHTS (continued)

                                                                   INTERMEDIATE BOND MARKET FUND

                                            Year ended                    Year ended
                                         October 31, 1996            October 31, 1995<F23>     Year ended   Jan. 5, 1993<F21>
                                    -------------------------     -------------------------     Oct. 31,        through
Per Share Data:                     Series A    Series Inst'l.     Series A   Series Inst'l.      1994      Oct. 31, 1993
                                    --------    --------------     --------    -------------    --------    -------------
Net asset value,
 beginning of period                 $10.21         $10.21          $9.67          $9.67         $10.45         $10.00

Income from investment operations:
 Net investment income <F24>        0.56<F29>      0.59<F29>         0.60           0.62           0.51           0.40
 Net realized and unrealized
   gains (losses) on securities      (0.02)         (0.02)           0.53           0.53         (0.69)           0.45
                                    -------        -------        -------        -------        -------        -------
 Total from investment
   operations                          0.54           0.57           1.13           1.15         (0.18)           0.85
                                    -------        -------        -------        -------        -------        -------

Less distributions:
 Dividends from net
   investment income                 (0.56)         (0.59)         (0.59)         (0.61)         (0.51)         (0.40)
 Distributions from capital gains         -              -              -              -         (0.09)              -
                                    -------        -------        -------        -------        -------        -------
 Total distributions                 (0.56)         (0.59)         (0.59)         (0.61)         (0.60)         (0.40)
                                    -------        -------        -------        -------        -------        -------

Net asset value, end of period       $10.19         $10.19         $10.21         $10.21          $9.67         $10.45
                                    =======        =======        =======        =======        =======        =======

Total return <F25><F26>               5.51%          5.77%         12.04%         12.25%        (1.73)%          8.58%

Supplemental data and ratios:
 Net assets, in thousands,
   end of period                    $17,392       $173,468        $11,576       $128,941        $88,306        $56,794
 Ratio of net expenses
   to average net assets <F27>        0.75%          0.50%          0.69%          0.50%          0.50%          0.50%
 Ratio of net investment income
   to average net assets <F27>        5.59%          5.84%          6.07%          6.26%          5.19%          4.65%

 Portfolio turnover rate <F28>       59.29%         59.29%         66.69%         66.69%         56.25%         82.37%


FINANCIAL HIGHLIGHTS (continued)

                                                                   TAX-EXEMPT INTERMEDIATE BOND FUND

                                           Year ended                     Year ended
                                        October 31, 1996             October 31, 1995<F23>     Year ended   Feb. 8, 1993<F21>
                                    -------------------------      ------------------------     Oct. 31,        through
Per Share Data:                     Series A    Series Inst'l.     Series A   Series Inst'l.      1994      Oct. 31, 1993
                                    --------    -------------      --------    -------------    -------     -------------
Net asset value,
 beginning of period                 $10.23         $10.24          $9.78          $9.78         $10.26         $10.00

Income from investment operations:
 Net investment income <F24>          0.40<F29>      0.43<F29>       0.42           0.44           0.41           0.27
 Net realized and unrealized
   gains (losses) on securities      (0.01)         (0.03)           0.45           0.46         (0.48)           0.26
                                    -------        -------        -------        -------        -------        -------
 Total from investment
   operations                          0.39           0.40           0.87           0.90         (0.07)           0.53
                                    -------        -------        -------        -------        -------        -------

Less distributions:
 Dividends from net
   investment income                 (0.41)         (0.43)         (0.42)         (0.44)         (0.41)         (0.27)
 Distributions from capital gains         -              -              -              -              -              -
                                    -------        -------        -------        -------        -------        -------
 Total distributions                 (0.41)         (0.43)         (0.42)         (0.44)         (0.41)         (0.27)
                                    -------        -------        -------        -------        -------        -------

Net asset value, end of period       $10.21         $10.21         $10.23         $10.24          $9.78         $10.26
                                    =======        =======        =======        =======        =======        =======

Total return <F25><F26>               3.87%          4.02%          9.07%          9.38%        (0.73)%          5.36%

Supplemental data and ratios:
 Net assets, in thousands,
   end of period                    $10,690        $36,652         $7,711        $27,595        $26,167        $23,866
 Ratio of net expenses
   to average net assets <F27>        0.75%          0.50%          0.71%          0.51%          0.60%          0.59%
 Ratio of net investment income
   to average net assets <F27>        3.99%          4.24%          4.25%          4.45%          4.04%          3.75%

 Portfolio turnover rate <F28>       30.46%         30.46%         44.13%         44.13%         58.54%          3.23%


FINANCIAL HIGHLIGHTS (continued)
                                                                          BOND IMMDEX/TM FUND

                                           Year ended                    Year ended
                                        October 31, 1996             October 31, 1995<F23>         Year ended October 31,
                                   -------------------------      -------------------------      -------------------------
Per Share Data:                     Series A    Series Inst'l.    Series A    Series Inst'l.      1994      1993    1992<F22>
                                    -------     -------------     --------    -------------       ----      ----    -------
Net asset value,
 beginning of period                 $27.82         $27.82         $25.67         $25.67         $28.91    $27.31    $26.50

Income from investment operations:
 Net investment income <F24>          1.61<F29>      1.70<F29>       1.68           1.74           1.65      1.68      1.75
 Net realized and unrealized
   gains (losses) on securities      (0.26)         (0.27)           2.30           2.29         (2.74)      1.83      0.96
                                   --------       --------       --------       --------       --------  --------  --------
 Total from investment
   operations                          1.35           1.43           3.98           4.03         (1.09)      3.51      2.71
                                   --------       --------       --------       --------       --------  --------  --------
Less distributions:
 Dividends from net
   investment income                 (1.63)         (1.70)         (1.79)         (1.84)         (1.65)    (1.70)    (1.76)
 Distributions from capital gains         -              -         (0.04)         (0.04)         (0.50)    (0.21)    (0.14)
                                   --------       --------       --------       --------       --------  --------  --------
 Total distributions                 (1.63)         (1.70)         (1.83)         (1.88)         (2.15)    (1.91)    (1.90)
                                   --------       --------       --------       --------       --------  --------  --------

Net asset value, end of period       $27.54         $27.55         $27.82         $27.82         $25.67    $28.91    $27.31
                                   ========       ========       ========       ========       ========  ========  ========

Total return <F25><F26>               5.06%          5.35%         16.05%         16.26%        (3.89)%    13.30%    10.49%

Supplemental data and ratios:
 Net assets, in thousands,
   end of period                    $42,671       $370,556        $21,875       $290,274       $256,778  $260,468  $181,421
 Ratio of net expenses
   to average net assets <F27>        0.68%          0.43%          0.64%          0.44%          0.48%     0.50%     0.50%
 Ratio of net investment income
   to average net assets <F27>        5.98%          6.23%          6.31%          6.51%          6.14%     6.10%     6.92%

 Portfolio turnover rate <F28>       33.38%         33.38%         41.67%         41.67%         49.70%    81.18%    37.72%

<F21>Commencement of operations.

<F22>Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.

<F23>On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on
     January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Fund's net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31,
     1995.

<F24>For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from Federal income tax.

<F25>Not annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.

<F26>The total return calculation does not reflect the 2% front end sales charge for Series A.

<F27>Annualized for the period ended October 31, 1993, for the Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds.

<F28>Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F29>Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                                               See notes to the financial statements.



SHORT-TERM BOND MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 1996


    Principal                                                        Market
     Amount                                                           Value
 (in thousands)                                                  (in thousands)
 --------------                                                  --------------

             LONG-TERM INVESTMENTS 96.1%
             ASSET-BACKED SECURITIES 25.9%
             AUTO LOAN RECEIVABLES 3.0%
             Banc One Auto Trust, Series 1995-A, Class A3,
    $   434     6.85%, 11/15/97                                      $  435
             Capital Auto Receivables Asset Trust, Series 1993-3,
      3,741     4.60%, 10/15/98                                       3,703
             Chase Manhattan Auto Grantor Trust,
      1,609     Series 1995-B, Class A, 5.90%, 9/15/99                1,611
             USAA Auto Loan Grantor Trust, Series 1994-1,
        347     Class A, 5.00%, 11/15/99                                346
                                                                    -------
                                                                      6,095
                                                                    -------

             CREDIT CARD RECEIVABLES 14.7%
             Banc One Credit Card Master Trust:
      2,450     1994-B, Class A, 7.55%, 11/15/97                      2,497
      3,500     1994-C, Class A, 7.80%, 12/15/00                      3,614
             Discover Card Master Trust I:
      2,850     1992-B, Class A, 6.80%, 6/15/98                       2,879
      3,450     1993-2, Class A, 5.40%, 5/15/99                       3,412
      2,000     1993-B, Class A, 6.75%, 2/15/00                       2,027
             First Deposit Master Trust, Series 1995-2,
      4,000     Class A, 6.05%, 6/15/98                               4,014
             NationsBank Credit Card Master Trust,
      3,668     Series 1995-1, Class A, 6.45%, 8/15/00                3,699
             Sears Credit Account Master Trust, Series 1994-1,
      5,050     Class A, 7.00%, 8/15/00                               5,171
             Signet Master Trust, Series 1993-1, Class A,
      3,000     5.20%, 10/15/98                                       2,959
                                                                    -------
                                                                     30,272
                                                                    -------

             HOME EQUITY LOAN RECEIVABLES 8.2%
             EQCC Home Equity Loan Trust,
      1,378     Series 1994-3, Class A2, 7.44%, 8/15/05               1,392
             GE Home Equity Loan Asset-Backed Certificates:
        543     Series 1991-1, Class A, 7.20%, 8/30/11                  550
      2,500     Series 1991-1, Class B, 8.70%, 9/15/11                2,606
             Household Finance Corp.,
                Home Equity Loan Asset-Backed Certificates:
      2,944     Series 1992-2, Class A3, 5.25%, 10/20/07              2,933
        983     Series 1992-2, Class A, 6.65%, 11/20/12                 986
             Security Pacific Home Equity Loan:
      1,350     Series 1991-1, 8.85%, 5/15/98                         1,398
      3,220     Series 1991-2, 8.15%, 6/15/20                         3,244
             U.S. Home Equity Loan Certificates:
      1,470     Series 1991-2, Class A, 8.50%, 4/15/21                1,490
      2,200     Series 1991-2, Class B, 9.125%, 4/15/21               2,248
                                                                    -------
                                                                     16,847
                                                                    -------

             CORPORATE BONDS 27.7%
             American Express Corporation Euro Notes,
      2,000     11.625%, 12/12/00                                     2,153


    Principal                                                        Market
     Amount                                                           Value
 (in thousands)                                                  (in thousands)
 --------------                                                   -------------

             CORPORATE BONDS 27.7% (CONT.)
             Atlantic Richfield Notes,
    $ 4,169     10.25%, 7/02/00                                     $ 4,340
             Bear Stearns Company Senior Notes,
      1,000     6.75%, 8/15/00                                        1,008
             Big Rivers Electric Corporation
                Coop Utility Trust Certificates,
      1,500     9.50%, 2/15/17                                        1,627
             BP America, Inc. Guaranteed Debentures,
      2,000     10.00%, 7/01/18                                       2,201
             Chase Manhattan Corp. Notes,
      1,350     10.375%, 3/15/99                                      1,472
             Chrysler Corp. Debentures,
      2,250     10.95%, 8/01/17                                       2,433
             Continental Bank Subordinated Notes,
      1,840     11.25%, 7/01/01                                       1,966
             Deseret Generation & Transmission Coop Debentures:
      1,750     9.63%, 9/30/11                                        1,858
      1,000     10.11%, 12/15/17                                      1,090
             Ford Motor Credit Co. Notes:
        500     8.875%, 6/15/99                                         531
        750     8.375%, 1/15/00                                         793
             General Motors Acceptance Corp. Notes,
      3,600     7.75%, 1/15/99                                        3,716
             GTE Corp. Debentures,
      4,225     10.75%, 9/15/17                                       4,569
             Heller Financial, Inc. Notes,
      2,210     8.00%, 12/15/98                                       2,287
             Lehman Brothers Holdings, Inc. Debentures:
      3,000     8.875%, 11/01/98                                      3,142
      1,000     9.875%, 10/15/00                                      1,099
             Lehman Brothers Holdings, Inc. Notes,
      1,755     8.375%, 2/15/99                                       1,827
             Lehman Brothers Holdings, Inc.
                Senior Subordinated Notes,
        750     7.625%, 8/01/98                                         767
             Lehman Brothers, Inc. Senior Subordinated Notes,
        202     10.00%, 5/15/99                                         218
             MONY Funding, Inc. Debentures,
        700     8.125%, 4/07/97                                         706
             Paine Webber Group, Inc. Medium Term Notes:
      1,000     5.83%, 2/02/99                                          988
      1,000     6.31%, 7/22/99                                          994
             Salomon, Inc. Medium Term Notes:
      2,000     7.87%, 12/30/96                                       2,006
      1,500     10.125%, 6/01/99                                      1,625
             Salomon, Inc. Senior Notes,
        800     7.75%, 5/15/00                                          825
             Smith Barney Holdings, Inc. Notes,
      3,150     5.625%, 11/15/98                                      3,119
             Soyland Power Coop., Inc. Debentures,
      2,500     9.70%, 9/30/17                                        2,680



SHORT-TERM BOND MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 1996


    Principal                                                        Market
     Amount                                                           Value
 (in thousands)                                                  (in thousands)
 --------------                                                   -------------

             CORPORATE BONDS 27.7% (CONT.)
             Torchmark Corp. Debentures,
    $ 1,900     9.625%, 5/01/98                                     $ 1,991
             USF&G Corporation Senior Notes,
      3,075     7.00%, 5/15/98                                        3,111
                                                                    -------
                                                                     57,142
                                                                    -------

             MORTGAGE-BACKED SECURITIES 8.6%
             Citicorp Mortgage Securities, Inc.,
                Real Estate Mortgage Investment Conduit (REMIC),
        812     Series 1991-7, Class M, 8.75%, 5/25/21                  821
             Green Tree Financial Corp. Pass-Thru Certificates:
      1,000     Series 1993-3, Class A4, 5.45%, 10/15/18                986
      3,620     Series 1993-4, Class A2, 5.85%, 1/15/19               3,618
             Marine Midland, Real Estate Mortgage Investment
                Conduit (REMIC), Series 1992-3, Class A12,
      2,115     8.00%, 10/25/23                                       2,151
             Merrill Lynch Mortgage Investors, Inc.,
      1,065     Series 1992-B, Class A, 7.85%, 4/15/12                1,088
             Morgan Stanley Mortgage Trust,
        318     Series 40, Class 6, 7.00%, 9/20/17                      318
             Prudential-Bache CMO Trust,
      1,526     Series 8, Class E, 7.965%, 3/01/18                    1,541
             Prudential Home Mortgage Securities,
      1,110     Series 1993-24, Class A1, 5.50%, 6/25/00              1,095
             Prudential Securities Financial Asset FDG Corp.,
      1,150     Series 1993-4, Class A3, 6.83%, 9/25/09               1,157
             Resolution Trust Corp.:
         39     Series 1992-MH1, Class A1, 7.00%, 4/15/97                39
        250     Series 1992-MH2, Class B, 7.95%, 2/15/04                251
      1,065     Series 1992-MH2, Class A1, 7.00%, 2/15/19             1,066
             Security Pacific Acceptance Corp.,
      1,095     Series 1992-2, Class A2, 7.10%, 6/15/12               1,102
      2,500     Series 1992-2, Class A3, 7.50%, 6/15/12               2,562
                                                                    -------
                                                                     17,795
                                                                    -------

             INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 1.7%
             Ford Capital B.V. Note,
      2,010     9.00%, 8/15/98                                        2,106
             Hydro-Quebec Debenture,
      1,250     13.375%, 2/15/13                                      1,417
                                                                    -------
                                                                      3,523
                                                                    -------

             OTHER 3.4%
             California State Water Department,
      2,000     Series E, 9.875%, 12/01/24                            2,193
             Florida Housing Finance Agency:
        450     Antigua Club-A-2, 8.625%, 8/01/01                       478
        425     Brittany Apartments-C-2, 8.625%, 8/01/02                454
        550     Maitland Club-B-2, 8.625%, 8/01/01                      584
             St. Louis, Missouri Airport Revenue Bond,
      3,250     Series 1993A, 5.50%, 7/01/98                          3,221
                                                                    -------
                                                                      6,930
                                                                    -------

    Principal                                                        Market
     Amount                                                           Value
 (in thousands)                                                  (in thousands)
 --------------                                                   -------------

             U.S. GOVERNMENT AGENCY
                AND AGENCY-BACKED ISSUES 12.8%
             Federal Home Loan Mortgage Corporation (FHLMC)
                Participation Certificates:
    $    75     7.00%, 12/01/01                                    $     75
        183     7.75%, 7/01/09                                          187
             Federal Home Loan Mortgage Corporation (FHLMC)
                Real Estate Mortgage Investment Conduits (REMIC):
      1,959     Series 1153, Class F, 7.75%, 10/15/98                 2,003
      1,000     Series 1324, Class VB, 7.00%, 7/15/99                 1,014
      1,000     Series 1243, Class K, 7.50%, 8/15/01                  1,026
      1,500     Series 1697, Class PN, 5.60%, 6/15/02                 1,496
      1,253     Series 1733, Class PB, 6.45%, 1/15/11                 1,250
             Federal National Mortgage Association (FNMA)
                Real Estate Mortgage Investment Conduits (REMIC):
      1,000     Series 1993-173, Class D, 5.25%, 12/25/98               989
      1,250     Series 1992-140, Class HB, 6.50%, 10/25/99            1,256
      4,640     Series 1992-54, Class VB, 7.50%, 12/25/99             4,726
      2,474     Series X-19A, Class A, 6.50%, 10/25/00                2,479
      2,000     Series 1993-G06, Class K, 7.00%, 11/25/01             2,020
      2,019     Series 1992-G4, Class D, 7.00%, 3/25/03               2,016
      1,000     Series 1993-86, Class E, 6.00%, 1/25/07                 993
      1,521     Series 1992-93, Class G, 7.50%, 6/25/07               1,551
        608     Series 1989-75, Principal Only, Class
                  C, 0.00%, 9/25/18                                     581
        250     Series 1992-138, Class C, 6.00%, 12/25/18               248
      1,000     Series 1991-154, Class PH, 7.50%, 9/25/20             1,020
             Government Trust Certificates, Series 2-D,
        548     9.25%, 11/15/96                                         549
             U.S. Department of Veterans Affairs Mortgage Trust
      1,000     (REMIC), Series 1992-1, Class J, 7.75%, 2/15/01       1,038
                                                                    -------
                                                                     26,517
                                                                    -------

             U.S. TREASURY OBLIGATIONS 16.0%
             U.S. Treasury Notes:
      2,200     6.75%, 5/31/99                                        2,246
      4,500     7.50%, 10/31/99                                       4,688
     19,750     8.50%, 2/15/00                                       21,213
      5,000     5.50%, 4/15/00                                        4,921
                                                                    -------
                                                                     33,068
                                                                    -------

             Total Long-Term Investments (Cost $198,480)            198,189
                                                                    -------

     Number
    of Shares
 (in thousands)
 --------------

             SHORT-TERM INVESTMENTS 2.6%
             INVESTMENT COMPANIES 2.6%
         10  Financial Square Prime Obligation Fund                      10
      5,328  Short-Term Investments Co. Liquid Assets Portfolio       5,328
                                                                    -------

             Total Short-Term Investments (Cost $5,338)               5,338
                                                                    -------

             Total Investments 98.7% (Cost $203,818)                203,527
                                                                    -------

             Other Assets, less Liabilities 1.3%                      2,782
                                                                    -------

             TOTAL NET ASSETS 100.0%                               $206,309
                                                                    =======


                     See notes to the financial statements.



INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 1996

    Principal                                                        Market
     Amount                                                           Value
 (in thousands)                                                  (in thousands)
 --------------                                                   -------------

             LONG-TERM INVESTMENTS 97.2%
             ASSET-BACKED SECURITIES 25.4%
             AUTO LOAN RECEIVABLES 3.2%
             Ford Credit Grantor Trust, Series 1994-A,
     $  491     Class A, 6.35%, 5/15/99                              $  494
             General Motors Acceptance Corp. Grantor,
      1,192      Series 1995-A, Class A, 7.15%, 3/15/00               1,207
             Keycorp Auto Grantor Trust, Series 1995-A,
      1,801     Class A, 5.80%, 7/15/00                               1,805
             Premier Auto Trust:
        694     Series 1993-5, Class A2, 4.22%, 3/02/99                 685
      1,504     Series 1994-1, Class A3, 4.75%, 2/02/00               1,494
        397     Series 1994-2, Class A4, 6.00%, 5/02/00                 399
                                                                    -------
                                                                      6,084
                                                                    -------

             CREDIT CARD RECEIVABLES 19.1%
             AT&T Universal Card MasterTrust, Series 1995-2,
      1,000     Class A, 5.95%, 10/17/00                                991
             American Express Master Trust, Series 1994-2,
      2,000     Class A, 7.60%, 8/15/02                               2,090
             Banc One Credit Card Master Trust, Series 1995-B,
      3,700     Class A, 6.30%, 9/15/00                               3,712
             Citibank Credit Card Master Trust, Principal Only,
      3,000     Series 1996-1, 0.00%, 2/07/01                         2,288
             Discover Card Master Trust I:
      1,000     Series 1993-2, Class A, 5.40%, 5/15/99                  989
        500     Series 1993-3, Class A, 6.20%, 5/16/06                  488
             First Chicago Master Trust II, Series 1994-L,
      3,675     Class A, 7.15%, 2/15/00                               3,768
             HFC Private Label Credit Card Master Trust II,
      2,000     Series 1994-2, Class A, 7.80%, 9/20/03                2,064
             Household Affinity Credit Card Master Trust I,
      2,900     Series 1993-2, Class A, 5.60%, 11/15/00               2,847
             MBNA Master Credit Card Trust:
        745     Series 1995-F, Class A, 6.60%, 8/15/00                  755
      1,200     Series 1995-D, Class A, 6.05%, 11/15/02               1,195
             NationsBank Credit Card Master Trust,
      2,500     Series 1995-1, Class A, 6.45%, 8/15/00                2,521
             Sears Credit Account Master Trust:
      5,900     Series 1994-1, Class A, 7.00%, 8/15/00                6,042
      2,000     Series 1995-3, Class A, 7.00%, 10/15/04               2,053
             Standard Credit Card Master Trust,
      4,800     Series 1993-3, Class A, 5.50%, 1/07/99                4,746
                                                                    -------
                                                                     36,549
                                                                    -------

             HOME EQUITY LOAN RECEIVABLES 3.1%
             EQCC Home Equity Loan Trust,
      1,200     Series 1994-4, 8.68%, 10/15/08                        1,273
             Security Pacific Acceptance Corp.,
        784     Series 1991-2, Class B, 8.55%, 9/15/11                  809
             Security Pacific Home Equity Loan:
      1,000     Series 1991-1, 8.85%, 5/15/98                         1,035
      2,735     Series 1991-2, 8.15%, 6/15/20                         2,755
                                                                    -------
                                                                      5,872
                                                                    -------



    Principal                                                        Market
     Amount                                                           Value
 (in thousands)                                                  (in thousands)
 --------------                                                   -------------

             CORPORATE BONDS 37.2%
             American General Finance Corp. Notes,
     $1,000     8.00%, 2/15/00                                       $1,049
             BankAmerica Corporation Subordinated Notes,
      1,500     10.00%, 2/01/03                                       1,745
             Bankers Trust - NY, Subordinated Debentures,
      1,000     9.50%, 6/14/00                                        1,094
             Bear Stearns Company Senior Notes:
      2,498     7.625%, 9/15/99                                       2,581
      1,312     6.75%, 8/15/00                                        1,322
      2,000     9.375%, 6/01/01                                       2,213
             Caterpillar, Inc. Sinking Fund Debentures,
      1,150     9.75%, 6/01/19                                        1,260
             Chase Manhattan Corp. Medium Term Notes,
      1,000     8.65%, 2/13/99                                        1,052
             Chase Manhattan Corp. Debentures,
      1,015     10.00%, 6/15/99                                       1,106
             Chemical Banking Corp. Subordinated Capital Notes,
      1,175     9.75%, 6/15/99                                        1,273
             Chrysler Financial Corp. Debentures:
        750     13.25%, 10/15/99                                        888
        700     12.75%, 11/01/99                                        821
             Consolidated Edison Co. Debentures,
        100     7.60%, 1/15/00                                          104
             Continental Cablevision, Inc. Debentures,
        850     8.875%, 9/15/05                                         944
             Deseret Generation & Transmission Coop Debentures,
        750     9.375%, 1/02/11                                         785
             Fleet Mortgage Group Notes,
      2,280     6.50%, 6/15/00                                        2,285
             Ford Motor Credit Co. Debentures,
      1,000     9.50%, 4/15/00                                        1,092
             General Motors Acceptance Corp. Debentures,
      1,517     8.625%, 6/15/99                                       1,603
             General Motors Acceptance Corp. Notes:
      1,050     8.00%, 10/01/99                                       1,092
      1,530     9.375%, 4/01/00                                       1,664
             General Motors Corp. Debentures,
      1,000     9.625%, 12/01/00                                      1,110
             Georgia Pacific Corp. Debentures,
        750     9.50%, 12/01/11                                         894
             Goldman Sachs Group Notes,
      5,000     6.25%, 2/01/03 (Acquired 2/01/96; Cost $4,988)*       4,825
             Heller Financial, Inc. Notes,
      1,300     9.375%, 3/15/98                                       1,355
             Household Finance Corp. Senior Subordinated Notes,
      2,468     9.55%, 4/01/00                                        2,697
             Household Finance Corp. Subordinated Notes,
        945     9.625%, 7/15/00                                       1,041
             International Lease Finance Corp. Medium Term Notes:
      2,000     5.92%, 1/15/98                                        2,001
        500     8.25%, 10/19/98                                         520

                     See notes to the financial statements.


INTERMEDIATE BOND MARKET FUND
SCHEDULE OF INVESTMENTS
October 31, 1996

    Principal                                                        Market
     Amount                                                           Value
 (in thousands)                                                  (in thousands)
 --------------                                                   -------------

             CORPORATE BONDS 37.2% (CONT.)
             Lehman Brothers Holdings, Inc. Medium Term Notes,
     $1,750     8.875%, 2/15/00                                      $1,859
             Lehman Brothers Holdings, Inc. Notes:
      1,585     8.375%, 2/15/99                                       1,650
      2,000     6.90%, 7/15/99                                        2,014
             Lehman Brothers, Inc. Senior Subordinated Notes,
      1,715     10.00%, 5/15/99                                       1,852
             Merrill Lynch Mortgage Investors, Inc. Notes,
        124     8.375%, 2/09/00                                         131
             Midland American Capital Corp. Debentures,
      1,740     12.75%, 11/15/03                                      1,943
             Midland Bank PLC Subordinated Notes,
      2,050     6.95%, 3/15/11                                        2,001
             MONY Funding, Inc. Debentures,
      1,325     8.125%, 4/07/97                                       1,336
             NCNB Corp. Subordinated Notes,
      1,900     10.20%, 7/15/15                                       2,409
             Paine Webber Group, Inc. Medium Term Notes,
      1,000     7.70%, 2/11/00                                        1,030
             SCE Capital Corp. Notes,
      1,000     7.375%, 12/15/03                                      1,008
             Salomon, Inc. Medium Term Notes:
      1,000     7.87%, 12/30/96                                       1,003
      1,300     10.125%, 6/01/99                                      1,408
             Salomon, Inc. Senior Notes:
      1,450     7.75%, 5/15/00                                        1,495
        150     6.75%, 2/15/03                                          147
             The Charles Schwab Corp. Medium Term Notes,
        650     6.06%, 10/02/00                                         638
             Security Pacific Corp. Subordinated Notes,
      2,274     9.75%, 5/15/99                                        2,459
             Smith Barney Holdings, Inc. Notes:
      2,450     5.50%, 1/15/99                                        2,416
      1,000     6.625%, 6/01/00                                       1,005
             Tenneco Inc. Debentures,
      1,000     10.00%, 3/15/08                                       1,220
             Tennessee Gas Pipeline Co. Debentures,
      1,775     6.00%, 12/15/11                                       1,583
                                                                    -------
                                                                     71,023
                                                                    -------

             MORTGAGE-BACKED SECURITIES 0.7%
             MDC Asset Investors Trust,
                Real Estate Mortgage Investment Conduit (REMIC),
      1,297     Series VIII, Class 8, 7.75%, 9/25/17                  1,334
                                                                    -------

             INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 2.7%
             Ford Capital BV Debentures,
      3,653     10.125%, 11/15/00                                     4,110
             Nova Scotia (Province of),
      1,000     11.50%, 5/15/13                                       1,116
                                                                    -------
                                                                      5,226
                                                                    -------


    Principal                                                        Market
     Amount                                                           Value
 (in thousands)                                                  (in thousands)
 --------------                                                   -------------

             TAXABLE MUNICIPAL 1.0%
             St. Louis, Missouri Airport Revenue Notes,
     $1,800     Series 1993A, 5.30%, 7/01/98                        $ 1,775
                                                                    -------

             U.S. GOVERNMENT AGENCY
                AND AGENCY-BACKED ISSUES 10.5%
             Federal Home Loan Mortgage Corporation (FHLMC)
                Real Estate Mortgage Investment Conduit (REMIC):
        500     Series 1339, Class B, 8.00%, 6/15/99                    512
      1,000     Series 1289, Class PR, 7.50%, 2/15/03                 1,030
      1,226     Series 1456, Class LA, 7.50%, 5/15/03                 1,263
      1,000     Series 8, Class VB, 7.00%, 1/25/04                    1,019
      1,000     Series 1101, Class L, 6.95%, 9/15/20                  1,007
      1,000     Series 1167, Class E, 7.50%, 11/15/21                 1,018
             Federal National Mortgage Association (FNMA)
                Real Estate Mortgage Investment Conduit (REMIC):
      3,000     Series 1601-73, 6.642%, 10/01/98                      3,030
        800     Series 1993-23, Class PU, 7.50%, 1/25/00                817
        500     Series 1992-73, Class L, 7.50%, 1/25/01                 515
      1,642     Series 1992-18, Class HB, 7.20%, 3/25/02              1,674
      3,500     Series 1993-37, Class B, 7.00%, 7/25/02               3,568
      1,000     Series 1992-103, Class L, 7.50%, 11/25/02             1,029
             U.S. Department of Veterans Affairs Mortgage Trust (REMIC):
      3,000     Series 1993-1, Class G, 7.00%, 2/15/00                3,048
        500     Series 1992-2, Class J, 7.00%, 3/15/01                  508
                                                                    -------
                                                                     20,038
                                                                    -------

             U.S. TREASURY OBLIGATIONS 19.7%
             U.S. Treasury Bonds:
      7,500     10.75%, 2/15/03                                       9,225
     13,250     11.875%, 11/15/03                                    17,397
      5,250     10.75%, 8/15/05                                       6,764
             U.S. Treasury Notes,
      4,200     5.50%, 4/15/00                                        4,134
                                                                    -------
                                                                     37,520
                                                                    -------

             Total Long-Term Investments (Cost $183,604)            185,421
                                                                    =======

     Number
    of Shares
 (in thousands)
--------------

             SHORT-TERM INVESTMENTS 1.2%
             INVESTMENT COMPANIES 1.2%
         10  Financial Square Prime Obligation Fund                      10
      2,349  Short-Term Investments Co. Liquid Assets Portfolio       2,349
                                                                    -------

             Total Short-Term Investments (Cost $2,359)               2,359
                                                                    -------

             Total Investments 98.4% (Cost $185,963)                187,780
                                                                    -------

             Other Assets, less Liabilities 1.6%                      3,080
                                                                    -------

             TOTAL NET ASSETS 100.0%                               $190,860
                                                                    =======

             * Unregistered Security


TAX-EXEMPT INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 1996

    Principal                                                        Market
     Amount                                                           Value
 (in thousands)                                                  (in thousands)
 --------------                                                   -------------

             GENERAL OBLIGATION 5.3%
             Washington State:
     $  100     6.75%, 10/01/01                                      $  107
      1,000     6.30%, 9/01/02                                        1,079
             Rocklin, California Unified School District,
      1,235     6.70%, 9/01/04                                        1,342
                                                                    -------

             Total General Obligation (Cost $2,537)                   2,528
                                                                    -------

             REVENUE BONDS 9.4%
             HOUSING 4.4%
             Saint Charles, Illinois, Industrial Development -
             Covington Ct Project, Mandatory Put,
        980     9/01/98, 5.50%, 12/01/09                                995
             South Dakota Housing Development Authority -
      1,105     Homeownership Mortgage, 4.85%, 5/01/01                1,111
                                                                    -------
                                                                      2,106
                                                                    -------
             OTHER 4.2%
             Georgia State Municipal Electric Authority,
        200     4.50%, 1/01/00                                          199
             Metropolitan Pier & Exposition Authority, Illinois
      1,945     Dedicated State Tax Revenue, 0.00%, 12/15/98          1,775
                                                                    -------
                                                                      1,974
                                                                    -------

             UNIVERSITY 0.8%
             New England Education Student Loan
                Marketing Corporation,
        360     5.80%, 3/01/02                                          375
                                                                    -------

             Total Revenue Bonds (Cost $4,423)                        4,455
                                                                    -------

             PREREFUNDED AND ESCROWED
                TO MATURITY 72.3%
             Alaska State Housing Finance Corporation,
      1,465     6.375%, 12/01/12, Prerefunded 12/01/02                1,582
             Bucks County, Pennsylvania Industrial
                Development Authority - Grand View Hospital Project,
      1,000     7.00%, 7/01/21, Prerefunded 7/01/01                   1,118
             Chicago, Illinois Motor Fuel Tax Revenue,
      1,000     7.05%, 1/01/07, Prerefunded 1/01/01                   1,110
             Chicago, Illinois Public Building, Community
                College District No. 508-B, Escrowed to Maturity,
      1,000     7.90%, 1/01/98                                        1,027
             Clark County, Nevada School District,
        345     7.00%, 6/01/09, Prerefunded 6/01/01                     382
             Cleveland, Ohio Packaging Facilities Revenue,
      1,100     8.10%, 9/15/22, Prerefunded 9/15/02                   1,303
             Convention Center Authority - Rhode Island Revenue,
      1,000     6.65%, 5/15/12, Prerefunded 5/15/01                   1,102
             Danville, Indiana Community Elementary School
                Building Corp., First Mortgage,
      1,000     6.90%, 1/15/10, Prerefunded 1/15/02                   1,119
             Elizabeth-Forward Pennsylvania School District,
      1,000     7.25%, 1/15/10, Prerefunded 1/15/00                   1,083



    Principal                                                        Market
     Amount                                                           Value
 (in thousands)                                                  (in thousands)
 --------------                                                   -------------

             PREREFUNDED AND ESCROWED
                TO MATURITY 72.3% (CONT.)
             Farmington, New Mexico Power Revenue Bonds,
     $  775     9.875%, 1/01/13, Prerefunded 7/01/05                 $1,035
             Fruita, Colorado, Escrowed to Maturity:
        500     9.25%, 10/01/01                                         571
        500     9.25%, 4/01/03                                          609
             Georgia Municipal Electric Authority Power Revenue,
      1,000     8.125%, 1/01/17, Crossover Refunded 1/01/98           1,056
             Hodgkins, Illinois,
      1,500     9.50%, 12/01/09, Prerefunded 12/01/01                 1,829
             Illinois Educational Facilities Authority - Chicago
                College Of Osteopathic Medicine, Escrowed
        455     To Maturity, 8.75%, 7/01/99                             485
             Illinois Educational Facilities Authority - Loyola
      3,355     University, 7.125%, 7/01/21, Prerefunded 7/01/01      3,768
             Illinois Educational Facilities Authority -
                Swedish-American Hospital, 7.40%, 4/01/20,
      1,035     Prerefunded 4/01/00                                   1,149
             Louisville, Kentucky Water & Sewer Revenue,
      1,000     Escrowed to Maturity, 6.00%, 11/15/07                 1,063
             Maricopa County, Arizona School District No. 1, Phoenix
      1,000     Elementary, 6.60%, 7/01/03, Prerefunded 7/01/01       1,093
             Metropolitan Nashville Airport,
        500     7.75%, 7/01/07, Prerefunded 7/01/01                     575
             Michigan State Hospital Financial Authority,
                Sisters of Mercy Health Corp.,
        870     7.50%, 2/15/18, Prerefunded 2/15/01                     983
             Nevada State Colorado River Community,
      1,000     6.50%, 7/01/19, Prerefunded 7/01/04                   1,115
             New Jersey State Turnpike Authority Revenue
         50     Refunding, Escrowed to Maturity, 6.75%, 1/01/09          54
             Oklahoma State Industrial Authority Revenue,
                St. Anthony Hospital, Escrowed to Maturity,
      1,105     6.125%, 6/01/03                                       1,165
             Philadelphia, Pennsylvania, Regional Port Authority,
                Lease Revenue Bonds, 7.15%, 8/01/20,
      1,000     Prerefunded 8/01/00                                   1,092
             Rhode Island State Public Building Authority,
      1,000     6.00%, 2/01/11, Prerefunded 2/01/01                   1,055
             Snohomish County, Washington - Public Hospital,
                Stevens Memorial Hospital, 6.85%, 12/01/11,
      1,000     Prerefunded 12/01/01                                  1,103
             Tucson, Arizona Street & Highway User Revenue Bonds,
      1,000     Escrowed to Maturity, 9.25%, 7/01/02                  1,227
             University of Illinois, Escrowed to Maturity,
      1,005     6.10%, 10/01/03                                       1,092
             Virginia State Residential Authority - Solid Waste
      1,000     Disposal System, 7.30%, 4/01/15, Prerefunded 4/01/00  1,108
             Wausau, Wisconsin School District,
      1,000     6.50%, 4/01/10, Prerefunded 4/01/02                   1,088


TAX-EXEMPT INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 1996

    Principal                                                        Market
     Amount                                                           Value
 (in thousands)                                                  (in thousands)
 --------------                                                   -------------

             PREREFUNDED AND ESCROWED
                TO MATURITY 72.3% (CONT.)
             Williston, North Dakota, Escrowed To Maturity,
$        80     6.00%, 6/01/98                                    $      82
                                                                    -------

             Total Prerefunded and Escrowed to Maturity
                (Cost $33,758)                                       34,223
                                                                    -------

             INSURED BONDS 8.8%
             EDUCATION 0.5%
             Merrillville, Indiana Multi-School Building Corporation,
        200     6.375%, 7/01/03                                         217
                                                                    -------

             ELECTRIC 2.3%
             Springfield, Illinois Electric Revenue,
      1,000     6.00%, 3/01/04                                        1,063
                                                                    -------

             GENERAL OBLIGATION 3.8%
             Camden, New Jersey,
        900     6.15%, 2/15/00                                          948
             Chicago, Illinois,
        675     11.60%, 1/01/01                                         857
                                                                    -------
                                                                      1,805
                                                                    -------

             PUBLIC FACILITIES & IMPROVEMENTS 2.2%
             Illinois State Certificates of Participation,
      1,000     6.00%, 7/01/06                                        1,059
                                                                    -------

             Total Insured Municipal Bonds (Cost $4,122)              4,144
                                                                    -------


     Number                                                          Market
    of Shares                                                         Value
 (in thousands)                                                  (in thousands)
 --------------                                                   -------------

             INVESTMENT COMPANIES 2.5%
      1,179  Financial Square Tax-Exempt Money Market               $ 1,179
          1  Tax Free Investment Trust                                    1
                                                                    -------

             Total Investment Companies (Cost $1,180)                 1,180
                                                                    -------

             Total Investments 98.3% (Cost $46,020)                  46,530
                                                                    -------

             Other Assets, less Liabilities 1.7%                        812
                                                                    -------

             TOTAL NET ASSETS 100.0%                                $47,342
                                                                    =======

                     See notes to the financial statements.



BOND IMMDEX/TM FUND
SCHEDULE OF INVESTMENTS
October 31, 1996

    Principal                                                        Market
     Amount                                                           Value
 (in thousands)                                                  (in thousands)
 --------------                                                   -------------

             LONG-TERM INVESTMENTS 97.8%
             ASSET-BACKED SECURITIES 19.5%
             AUTO LOAN RECEIVABLES 1.2%
             General Motors Acceptance Corp. Grantor Trust,
    $ 1,810     Series 1995-A, Class A, 7.15%, 3/15/00              $ 1,832
             Premier Auto Trust:
        610     Series 1993-3, Class A3, 4.90%, 12/15/98                608
        727     Series 1993-4, Class A2, 4.65%, 2/02/99                 725
      1,019     Series 1993-5, Class A2, 4.22%, 3/02/99               1,007
        646     Series 1993-6, Class B, 4.875%, 11/02/99                642
                                                                    -------
                                                                      4,814
                                                                    -------

             CREDIT CARD RECEIVABLES 18.3%
             Advanta Credit Card Master Trust, Series 1995-F,
      4,200     Class A1, 6.05%, 8/01/03                              4,173
             AT&T Universal Master Card Trust, Series 1995-2,
      1,870     Class A, 5.95%, 10/17/00                              1,852
             Banc One Credit Card Master Trust, Series 1995-B,
      8,000     Class A, 6.30%, 9/15/00                               8,025
             Citibank Credit Card Master Trust, Principal Only,
      1,965     Series 1996-1, 0.00%, 2/07/01                         1,499
             Discover Card Master Trust I, Series 1993-2,
      7,600     Class A, 5.40%, 5/15/99                               7,517
             First Chicago Master Trust II, Series 1994-L,
     11,600     Class A, 7.15%, 2/15/00                              11,893
             HFC Private Label Credit Card Master Trust II:
      2,600     Series 1994-2, Class A, 7.80%, 9/20/03                2,684
        999     Series 1993-2, Class A3, 4.65%, 12/20/08                987
             Household Affinity Credit Card Master Trust I,
      3,750     Series 1993-2, Class A, 5.60%, 11/15/00               3,681
             MBNA Master Credit Card Trust,
      2,705     Series 1995-F, Class A, 6.60%, 8/15/00                2,742
             NationsBank Credit Card Master Trust,
     10,359     Series 1995-1, Class A, 6.45%, 8/15/00               10,446
             Sears Credit Account Master Trust:
     11,750     Series 1994-1, Class A, 7.00%, 8/15/00               12,032
      5,300     Series 1995-3, Class A, 7.00%, 10/15/04               5,440
             Standard Credit Card Master Trust,
      2,585     Series 1993-3, Class A, 5.50%, 1/07/99                2,556
                                                                    -------
                                                                     75,527
                                                                    -------

             CORPORATE BONDS 41.8%
             BankAmerica Corporation Subordinated Notes,
      3,439     10.00%, 2/01/03                                       4,000
             BarclaysAmericanCorp. Debentures,
      1,500     9.75%, 5/15/21                                        1,726
             Barnett Banks Inc. Subordinated Notes,
      1,029     8.50%, 3/01/99                                        1,080
             Bear Stearns Company Notes,
         63     6.50%, 6/15/00                                           63


    Principal                                                        Market
     Amount                                                           Value
 (in thousands)                                                  (in thousands)
 --------------                                                   -------------

             CORPORATE BONDS 41.8% (CONT.)
             Bear Stearns Company Senior Notes:
     $3,026     7.625%, 9/15/99                                      $3,126
        500     6.75%, 8/15/00                                          504
             Burlington Northern Railroad Company
                Equipment Trust Certificates,
        500     11.85%, 1/15/99                                         559
             Chase Manhattan Corp. Medium Term Notes,
        525     8.65%, 2/13/99                                          552
             Chase Manhattan Corp. Notes,
      6,835     10.00%, 6/15/99                                       7,450
             Chemical Banking Corp. Subordinated Capital Notes,
      4,614     9.75%, 6/15/99                                        5,000
             Chrysler Financial Corp. Debentures:
      7,648     13.25%, 10/15/99                                      9,058
      1,875     12.75%, 11/01/99                                      2,200
             Citicorp Subordinated Capital Notes:
      1,429     9.00%, 4/15/99                                        1,514
      3,370     9.75%, 8/01/99                                        3,657
      2,265     10.75%, 12/15/15                                      2,329
             Commonwealth Edison Co. Debentures,
      3,500     9.50%, 5/01/16                                        3,672
             Continental Bank Subordinated Notes,
        683     12.50%, 4/01/01                                         834
             Continental Cablevision, Inc. Debentures,
      1,850     8.875%, 9/15/05                                       2,054
             Deseret Generation & Transmission Coop Debentures,
      2,275     9.375%, 1/02/11                                       2,381
             Federal Express Corporation Debentures,
      2,163     9.625%, 10/15/19                                      2,298
             First Chicago Subordinated Notes:
      3,844     9.00%, 6/15/99                                        4,097
        560     9.875%, 8/15/00                                         623
             First National Bank Chicago Debentures,
      1,100     8.08%, 1/05/18                                        1,173
             First National Bank Omaha Subordinated Notes,
      3,000     7.32%, 12/01/10                                       2,908
             First USA Bank Notes,
        650     5.75%, 1/15/99                                          641
             Ford Motor Credit Co. Debentures,
      1,464     8.875%, 6/15/99                                       1,554
             Ford Motor Credit Co. Notes:
      5,000     8.45%, 12/30/98                                       5,229
        700     7.50%, 11/15/99                                         723
        911     8.375%, 1/15/00                                         963
             GTE North Inc. Debentures,
      1,100     9.60%, 1/01/21                                        1,241
             General Motors Acceptance Corp. Medium
      1,000     Term Notes, 7.50%, 7/22/99                            1,031
             General Motors Acceptance Corp. Notes,
      1,375     8.00%, 10/01/99                                       1,430


BOND IMMDEX/TM FUND
SCHEDULE OF INVESTMENTS
October 31, 1996

    Principal                                                        Market
     Amount                                                           Value
 (in thousands)                                                  (in thousands)
 --------------                                                   -------------

             CORPORATE BONDS 41.8% (CONT.)
             General Motors Corp. Debentures,
     $1,000     9.625%, 12/01/00                                    $ 1,110
             Georgia Pacific Corp. Debentures:
      1,011     9.50%, 12/01/11                                       1,205
      1,500     9.50%, 2/15/18                                        1,607
        975     9.50%, 5/15/22                                        1,080
             Goldman Sachs Group Notes,
     10,000     6.25%, 2/01/03 (Acquired 2/01/96; Cost $9,977)<F30>   9,649
             Heller Financial Inc. Notes,
      9,045     9.375%, 3/15/98                                       9,429
             Household Finance Corp. Subordinated Notes,
      4,327     9.625%, 7/15/00                                       4,766
             International Lease Finance Medium Term Notes,
      3,500     9.82%, 12/14/98                                       3,755
             Lehman Brothers Holdings, Inc. Debentures,
      1,980     9.875%, 10/15/00                                      2,177
             Lehman Brothers Holdings, Inc. Medium Term Notes,
      1,805     8.875%, 2/15/00                                       1,918
             Lehman Brothers Holdings, Inc. Notes,
      1,700     6.90%, 7/15/99                                        1,712
             Lehman Brothers, Inc. Senior Subordinated Notes,
      7,232     10.00%, 5/15/99                                       7,808
             The May Department Stores Company Debentures,
      1,650     9.875%, 6/15/21                                       1,903
             Midland American Capital Corp. Debentures,
      3,479     12.75%, 11/15/03                                      3,884
             Midland Bank PLC Subordinated Notes,
      4,300     6.95%, 3/15/11                                        4,198
             Mobile Energy Services LLC Debentures,
        733     8.665%, 1/01/17                                         758
             MONY Funding, Inc. Debentures,
      5,050     8.125%, 4/07/97                                       5,091
             National Westminster Bancorp. Inc., Debentures,
      1,000     9.375%, 11/15/03                                      1,146
             NCNB Corp. Subordinated Notes,
      5,105     10.20%, 7/15/15                                       6,472
             J.C. Penney Company, Inc. Debentures,
        800     9.75%, 6/15/21                                          894
             SCE Capital Corp. Notes,
      1,100     7.375%, 12/15/03                                      1,109
             Salomon, Inc. Medium Term Notes,
        600     7.87%, 12/30/96                                         602
             Salomon, Inc. Notes,
      2,150     7.00%, 6/15/03                                        2,124
             Salomon, Inc. Senior Notes:
      2,850     7.75%, 5/15/00                                        2,938
      2,000     6.75%, 2/15/03                                        1,958
             The Charles Schwab Corp. Medium Term Notes:
      2,000     5.84%, 9/30/99                                        1,971
      2,250     5.90%, 10/01/99                                       2,221


    Principal                                                        Market
     Amount                                                           Value
 (in thousands)                                                  (in thousands)
 --------------                                                   -------------

             CORPORATE BONDS 41.8% (CONT.)
             Security Pacific Corp. Subordinated Notes,
     $  492     9.75%, 5/15/99                                     $    532
        395     11.50%, 11/15/00                                        464
             Tenneco, Inc. Debentures,
      3,150     7.25%, 12/15/25                                       3,043
             Tennessee Gas Pipeline Co. Debentures,
      5,856     6.00%, 12/15/11                                       5,222
             Union Camp Corp. Debentures,
        850     10.00%, 5/01/19                                         938
             Utilicorp United Senior Notes,
      1,600     10.50%, 12/01/20                                      1,843
             Westvaco Corp. Debentures,
      1,200     10.125%, 6/01/19                                      1,335
                                                                    -------
                                                                    172,532
                                                                    -------

             MORTGAGE-BACKED SECURITIES 0.7%
             Green Tree Financial Corp., Series 1993-4,
        946     Class A1, 4.85%, 1/15/19                                943
             Prudential Home Mortgage Securities,
      2,319     Series 1993-24, Class A2, 5.50%, 7/25/00              2,206
                                                                    -------
                                                                      3,149
                                                                    -------

             INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) 3.0%
             British Telecommunications Finance Debentures,
      2,761     9.625%, 2/15/19                                       3,061
             Hydro-Quebec Debentures:
      1,000     11.75%, 2/01/12                                       1,401
        750     9.75%, 1/15/18                                          860
             Newfoundland (Providence of) Canada,
      1,800     10.00%, 12/01/20                                      2,288
             Norsk Hydro A/S Debentures,
      2,900     9.00%, 4/15/12                                        3,382
             Sweden (Kingdom of) Debentures,
      1,100     11.125%, 6/01/15                                      1,554
                                                                    -------
                                                                     12,546
                                                                    -------

             TAXABLE MUNICIPAL 0.6%
             New Jersey Economic Development Authority,
        750     7.75%, 12/01/98                                         788
             Orange County California Redevelopment Agency
                Tax Allocation Bond,
      1,295     6.50%, 10/01/03                                       1,262
             Texas State Taxable Water Development,
        450     Series E, 7.625%, 8/01/11                               450
                                                                    -------
                                                                      2,500
                                                                    -------

BOND IMMDEX/TM FUND
SCHEDULE OF INVESTMENTS
October 31, 1996

    Principal                                                        Market
     Amount                                                           Value
 (in thousands)                                                  (in thousands)
 --------------                                                   -------------

             U.S. GOVERNMENT AGENCY AND
                AGENCY-BACKED ISSUES 1.9%
             Federal Home Loan Bank (FHLB),
     $1,500     Structured Notes, 5.03%, 6/28/97                     $1,483
             Federal Home Loan Mortgage Corporation (FHLMC),
        149     Participation Certificates, 7.50%, 4/01/07              150
             Federal Home Loan Mortgage Corporation (FHLMC)
                Real Estate Mortgage Investment Conduit (REMIC):
         23     Series 1259, Interest Only, Class IC,
                  1007.05%, 10/15/05                                    277
        498     Series 1169, Class D, 7.00%, 5/15/21                    502
             Federal National Mortgage Association (FNMA),
                Participation Certificates:
        550     7.50%, 8/01/07                                          562
        167     7.75%, 6/01/08                                          169
             Federal National Mortgage Association (FNMA)
                Real Estate Mortgage Investment Conduit (REMIC):
          8     Series 1992-29, Interest Only, Class K,
                  977.92%, 11/25/00                                     145
        650     Series 1993-87, Class KD, 6.00%, 6/25/03                639
         21     Series 1992-145N, Interest Only, 1010.06%, 1/25/06      700
        896     Series 1989-39, Principal Only, Class C, 0.00%, 6/25/17 858
        950     Series X-225C, Class TE, 5.45%, 10/25/18                926
        430     Series 1989-90, Class E, 8.70%, 12/25/19                451
        283     Series 1990-72, Class A, 9.00%, 7/25/20                 292
        538     Series 1990-72, Class B, 9.00%, 7/25/20                 585
                                                                    -------
                                                                      7,739
                                                                    -------


    Principal                                                        Market
     Amount                                                           Value
 (in thousands)                                                  (in thousands)
 --------------                                                   -------------

             U.S. TREASURY OBLIGATIONS 30.3%
             U.S. Treasury Bonds:
    $12,200     10.75%, 2/15/03                                    $ 15,006
      1,550     10.75%, 8/15/05                                       1,997
     80,975     9.25%, 2/15/16                                      102,860
             U.S. Treasury Notes,
      2,000     6.875%, 3/31/00                                       2,053
             U.S. Treasury Strip,
      3,650     0.00%, 2/15/99                                        3,203
                                                                    -------
                                                                    125,119
                                                                    -------

             Total Long-Term Investments (Cost $393,281)            403,926
                                                                    -------

     Number
    of Shares
 (in thousands)
 --------------

             SHORT-TERM INVESTMENTS 0.6%
             INVESTMENT COMPANIES 0.6%
         11  Financial Square Prime Obligation Fund                $     11
      2,562  Short-Term Investments Co. Liquid Assets Portfolio       2,562
                                                                    -------

             Total Short-Term Investments (Cost $2,573)               2,573
                                                                    -------

             Total Investments 98.4% (Cost $395,854)                406,499
                                                                    -------

             Other Assets, less Liabilities 1.6%                      6,728
                                                                    -------

             TOTAL NET ASSETS 100.0%                               $413,227
                                                                    =======

             <F30> Unregistered Security

                     See notes to the financial statements.



SHORT-TERM BOND MARKET FUND
INTERMEDIATE BOND MARKET FUND
TAX-EXEMPT INTERMEDIATE BOND FUND
BOND IMMDEX/TM FUND
NOTES TO THE FINANCIAL STATEMENTS


1. ORGANIZATION
   Portico Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds (the "Funds") are separate, diversified investment portfolios of the Company. The Short-Term Bond Market Fund and Bond IMMDEX/TM Fund commenced operations on December 29, 1989; the Intermediate Bond Market Fund commenced operations on January 5, 1993; and the Tax-Exempt Inter mediate Bond Fund commenced operations on February 8, 1993. The objective of the Short-Term Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 year Government/Corporate Bond Index. The objective of the Intermediate Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Corporate Bond Index. The objective of the Tax-Exempt Intermediate Bond Fund is to seek to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. The objective of the Bond IMMDEX/TM Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Corporate Bond Index.

   The costs, in thousands, incurred in connection with the organization, initial registration and public offering of shares aggregating $44, $14, $11 and $46 for the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds, respectively, have been paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty months from each Fund's commencement of operations.

   The Company has issued two classes of Fund shares in each of the Funds:
Series A and Series Institutional. The Series A shares are subject to a 0.25% shareowner service fee and to an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge is 2% of the offering price or 2.04% of the net asset value. Each class of shares for each Fund has identical rights and privileges except with respect to shareowner organization fees paid by Series A shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities which are traded on a recognized exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as deter mined by the investment adviser under the supervision of the Board of Directors.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years.

c) Income and Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts or net sales, where applicable. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

d) Distributions to Shareowners - Dividends from net investment income of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Inter mediate Bond and Bond IMMDEX/TM Funds are declared and paid monthly. Distributions of net realized capital gains, if any, will be declared at least annually.

e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f) Unregistered Security - The Intermediate Bond Market and
Bond IMMDEX/TM Funds own a certain investment security which is unregistered and thus restricted to resale. This security is valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of this security requires registration under the Securities Act of 1933, the Funds have the right to include their security in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

g) Other - Investment and shareowner transactions are recorded no later than the first business day after the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized over the life of the respective bond. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales, in thousands, of securities, excluding short-term investments, for the Funds for the period ended October 31, 1996, were as follows:

                       SHORT-TERM   INTERMEDIATE    TAX-EXEMPT      BOND
                      BOND MARKET    BOND MARKET   INTERMEDIATE  IMMDEX/TM
                          FUND          FUND         BOND FUND      FUND
                      -----------    -----------    -----------   --------
Purchases:
  U.S. Government      $ 41,674       $ 46,100             -     $ 49,914
  Other                 125,621        100,672       $24,612      174,972

Sales:
  U.S. Government        22,552         63,977             -       30,314
  Other                  83,874         32,138        11,505       85,248

At October 31, 1996, gross unrealized appreciation and depreciation of investments for federal income tax purposes, in thousands, were as follows:

                       SHORT-TERM   INTERMEDIATE    TAX-EXEMPT      BOND
                      BOND MARKET    BOND MARKET   INTERMEDIATE  IMMDEX/TM
                          FUND          FUND         BOND FUND      FUND
                      -----------    -----------    -----------   --------

Appreciation             $1,032         $2,770          $561      $12,894
(Depreciation)          (1,341)          (953)          (53)      (2,387)
                       --------      ---------      --------     --------
NET UNREALIZED
  APPRECIATION
  (DEPRECIATION)
  ON INVESTMENTS        $ (309)         $1,817          $508      $10,507
                       ========       ========      ========     ========

   At October 31, 1996, the cost of investments, in thousands, for federal income tax purposes was $203,836, $185,963, $46,021 and $395,992 for the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds, respectively. At October 31, 1996, the Short-Term Bond Market, Intermediate Bond Market and Tax-Exempt Intermediate Bond Funds had accumulated net realized capital loss carryovers, in thousands, of $1,248, $493 and $97, respectively, expiring in 2002. The Short-Term Bond Market, Intermediate Bond Market and Bond IMMDEX/TM Funds had accumulated net realized capital loss carryovers, in thousands, of $189, $568 and $987, respectively, expiring in 2003. The Short-Term Bond Market and Bond IMMDEX/TM Funds had accumulated net realized capital loss carryovers, in thousands, of $79 and $24, respectively, expiring in 2004. To the extent each Fund realizes future net capital gains, taxable distributions to its respective shareowners will be offset by any unused capital loss carryover.

4. CAPITAL SHARE TRANSACTIONS
   On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective on January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. Transactions in capital shares for the Funds, in thousands, were as follows:


                                        SHORT-TERM              INTERMEDIATE              TAX-EXEMPT                  BOND
                                       BOND MARKET              BOND MARKET              INTERMEDIATE              IMMDEX/TM
                                           FUND                     FUND                  BOND FUND                   FUND
                                     ----------------         ----------------         ----------------         ----------------
                                     Amount    Shares         Amount    Shares         Amount    Shares         Amount    Shares
                                     ------    ------         ------    ------         ------    ------         ------    ------
Year ended October 31, 1996:
Series A shares:
  Shares sold                     $  27,710     2,697       $  8,046       792       $  5,857       573      $  28,027     1,022
  Shares issued to owners
     in reinvestment
     of dividends                     2,698       264            504        50            320        31          1,636        60
  Shares redeemed                  (19,105)   (1,863)        (2,722)     (268)        (3,177)     (311)        (8,685)     (319)
                                   --------  --------       --------  --------       --------  --------       --------  --------
  Net increase                    $  11,303     1,098      $   5,828       574       $  3,000       293      $  20,978       763
                                   ========  ========       ========  ========       ========  ========       ========  ========

Series Institutional shares:
  Shares sold                     $  75,408     7,301       $ 76,701     7,539       $ 18,326     1,800      $ 114,906     4,180
  Shares issued to owners
     in reinvestment
     of dividends                     6,416       627          5,795       572            418        41         17,730       648
  Shares redeemed                  (28,472)   (2,781)       (37,484)   (3,704)        (9,656)     (948)       (49,787)   (1,809)
                                   --------  --------       --------  --------       --------  --------       --------  --------
  Net increase                    $  53,352     5,147       $ 45,012     4,407       $  9,088       893      $  82,849     3,019
                                   ========  ========       ========  ========       ========  ========       ========  ========

Period from Jan. 10, to Oct. 31, 1995:
Series A shares:
  Reclassification of
     previous class               $ 113,766    11,467       $ 90,367     9,487       $ 28,273     2,909      $ 250,315     9,893
  Exchange out to Series
     Institutional shares          (67,630)   (6,818)       (82,619)   (8,669)       (21,916)   (2,255)      (236,263)   (9,338)
  Shares sold                        10,062       985          5,347       537          2,477       246          8,406       311
  Shares issued to owners
     in reinvestment
     of dividends                     1,889       186            257        25            202        20            674        24
  Shares redeemed                  (11,995)   (1,179)        (2,445)     (247)        (1,682)     (167)        (2,814)     (104)
                                   --------  --------       --------  --------       --------  --------       --------  --------
  Net increase                    $  46,092     4,641       $ 10,907     1,133       $  7,354       753      $  20,318       786
                                   ========  ========       ========  ========       ========  ========       ========  ========

Series Institutional shares:
  Exchange in from Series
     A shares                     $  67,630     6,818       $ 82,619     8,669       $ 21,916     2,255      $ 236,263     9,338
  Shares sold                        35,067     3,449         50,608     5,053          7,707       762         55,322     2,049
  Shares issued to owners
     in reinvestment
     of dividends                     3,077       302          3,251       325            328        33         12,580       467
  Shares redeemed                  (13,589)   (1,336)       (14,172)   (1,422)        (3,554)     (354)       (38,641)   (1,421)
                                   --------  --------       --------  --------       --------  --------       --------  --------
  Net increase                    $  92,185     9,233       $122,306    12,625       $ 26,397     2,696      $ 265,524    10,433
                                   ========  ========       ========  ========       ========  ========       ========  ========

Period from Nov. 1, 1994 to Jan. 9, 1995:
Previous Class:
  Reclassification to Series
     A shares                    $(113,766)  (11,467)     $ (90,367)   (9,487)      $(28,273)   (2,909)     $(250,315)   (9,893)
  Shares sold                         2,785       279          5,535       577          6,094       629          8,531       333
  Shares issued to owners
     in reinvestment
     of dividends                     1,409       141            863        90            146        15          3,937       156
  Shares redeemed                  (11,467)   (1,153)        (2,952)     (308)        (3,967)     (410)       (15,327)     (600)
                                   --------  --------       --------  --------       --------  --------       --------  --------
  Net (decrease)                 $(121,039)  (12,200)     $ (86,921)   (9,128)      $(26,000)   (2,675)     $(253,174)  (10,004)
                                   ========  ========       ========  ========       ========  ========       ========  ========


5. INVESTMENT ADVISORY AND OTHER AGREEMENTS
   The Funds have entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Funds, FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For the year ended October 31, 1996, FIRMCO voluntarily waived the following fees, in thousands, by Fund:

                       SHORT-TERM   INTERMEDIATE    TAX-EXEMPT      BOND
                      BOND MARKET    BOND MARKET   INTERMEDIATE  IMMDEX/TM
                          FUND          FUND         BOND FUND      FUND
                      -----------    -----------    -----------   --------

     Annual rate         0.60%          0.50%          0.50%       0.30%
     Fees waived          $556          $288           $159           $2

   Firstar Trust Company, an affiliate of FIRMCO, serves as custodian, transfer agent and accounting services agent for the Funds.

   The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the year ended October 31, 1996, $128, $116, $25 and $251 of administration fees, in thousands, were voluntarily waived for the Short Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds, respectively.

   The Company entered into Servicing Agreements with certain Service Organizations, including FIRMCO affiliates, for the Series A class of shares. The Service Organizations are entitled to receive fees from the Funds up to the annual rate of 0.25% of the average daily net asset value of the Series A shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Series A shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; and providing information periodically to customers showing their positions in Series A shares. Service Organization fees, in thousands, incurred by the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond and Bond IMMDEX/TM Funds aggregated $134, $36, $23 and $82, respectively, for the year ended October 31, 1996.

   Each Director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Portico Funds (with the exception of the MicroCap
Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Portico Funds or 90-day U.S. Treasury bills. The Funds maintain their proportionate share of the Company's liability for deferred fees.



REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PORTICO SHORT-TERM BOND MARKET FUND, THE PORTICO INTERMEDIATE BOND MARKET FUND, THE PORTICO TAX-EXEMPT INTERMEDIATE BOND FUND AND THE PORTICO BOND IMMDEX/TM FUND
In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Portico Short-Term Bond Market Fund, the Portico Intermediate Bond Market Fund, the Portico Tax-Exempt Intermediate Bond Fund and the Portico Bond IMMDEX/TM Fund (four of the portfolios of Portico Funds, Inc. (the "Funds")) at October 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for the year ended October 31, 1996, and for each of the other periods indicated, all in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse, LLP
Milwaukee, Wisconsin
December 6, 1996



- PORTICO FUNDS ARE AVAILABLE THROUGH:

  -  the Portico Funds Center,

  - Investment Specialists who are registered representatives of Elan Investment Services, Inc., a registered broker/dealer, NASD and SIPC member,

  -  and through selected shareholder organizations.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.


                             TO OPEN AN ACCOUNT OR
                              REQUEST INFORMATION
                                 1-800-982-8909
                                 1-414-287-3710

                            FOR ACCOUNT BALANCES AND
                               INVESTOR SERVICES
                                 1-800-228-1024
                                 1-414-287-3808

                              PORTICO FUNDS CENTER
                            615 East Michigan Street
                                 P.O. Box 3011
                            Milwaukee, WI 53201-3011

                                                          NASD Ref #C96-1129-001